UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Everpure, Inc.
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Everpure™

Notice of 2026 Annual Meeting of Stockholders

Proxy Statement

"We no longer provide just pure storage; we are now adding exciting new capabilities and products in data management." Charles Giancarlo Chairman and CEO, Everpure
Dear Stockholders,
A Defining Year of Performance and Momentum
Fiscal 2026 marked a defining year for Everpure. We delivered $3.7B in revenue, 16% revenue growth, and our first $1B revenue quarter in Q4. We have expanded our product line and can now compete for every type of data storage that our customers need, and we increased our market share in every segment of data storage. Our accelerated growth reflects a disciplined strategy of investing in innovation across data storage and, increasingly, data management, where we see significant growth opportunities
We exited fiscal 2026 with strong momentum across all traditional enterprise data storage customer segments, a strong beginning in our hyperscale business, as well as continued growth and expansion in our software and services products.
Our core strategy is to advance how organizations manage and derive value from data. Our competitive lead continues to grow, and is buttressed by our four sustainable, competitive advantages: our Purity operating system which is the consistent basis for all of our data storage products, our unique DirectFlash™ technology which maximizes the price-performance of Flash storage, our unique Evergreen technology and business model, and Pure Fusion which allows customers to build their own Enterprise Data Cloud.
Prior to our introduction of Pure Fusion, enterprises had to use manual controls to manage their data sets. The introduction of our Enterprise Data Cloud strategy allows customers to define policies for data set management in software, which then controls their global storage systems. This enables customers to unify, govern, and manage their data as a strategic asset rather than manage infrastructure physically. The adoption of Fusion continues to grow, reaching more than 600 customers since its introduction.
Hyperscalers are an exciting opportunity for Everpure, based on the strength of our DirectFlash™ technology. DirectFlash™ enables hyperscalers to obtain significantly greater data storage performance with significantly less power, space and e-waste. In fiscal 2026 we exceeded our annual shipment target to this segment, and established a strong foundation for continued growth.
This past year, we also introduced FlashBlade//EXA designed for very large-scale AI workloads and high-performance computing, and secured our first EXA customer. FlashBlade//EXA recently published performance numbers that are twice as fast as the next leading competitor and we expect EXA to continue to outperform.
We believe that our strategy of investing in innovation to enable customers to better manage, protect and leverage their data is the right one for the AI era. It is this focus that drives our team and allows us to earn our customers’ trust and business.
As we look ahead to fiscal 2027, we do so with both confidence and discipline. While the global environment continues to become ever more dynamic, challenging and uncertain, our differentiated technology, relentless focus on innovation, and strong business discipline position Everpure well to lead in our market. Our fiscal priorities are clear: deliver sustainable growth, allocate capital responsibly, and continue acting in the best interests of our customers, employees and shareholders.
On behalf of the board of directors and the entire leadership team, I thank you for your continued trust and support.
Sincerely,

CHARLES GIANCARLO
Chairman and CEO, Everpure

2555 Augustine Dr.
Santa Clara, California 95054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	LOCATION	RECORD DATE
June 10, 2026 at 7:30 am PT	Via live webcast at www.virtualshareholdermeeting.com/PSTG2026	April 16, 2026 Only stockholders of record at the close of business on the record date may vote at the meeting or any adjournment thereof.

VOTING PROPOSALS

Board Recommendation
PROPOSAL 1: To elect three Class II directors to serve until our annual meeting of stockholders in 2029;	FOR each nominee
PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027; and	FOR
PROPOSAL 3: To consider an advisory vote on the compensation of our named executive officers, as described in this proxy statement.	FOR
These items of business are more fully described in the proxy materials accompanying this notice. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting. This proxy statement and the proxy card or the Notice of Internet Availability of Proxy Materials are first being mailed or made available to all stockholders of record on or about May 1, 2026.
By Order of the Board of Directors
NICOLE ARMSTRONG
Chief Administrative & Legal Officer and Corporate Secretary
Santa Clara, California
May 1, 2026

You are cordially invited to attend the virtual annual meeting. Whether you expect to attend the meeting, you are urged to vote and submit your proxy by following the procedures described in the proxy or notice card. Even if you have voted by proxy, you may still vote during the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote during the meeting, you must follow the instructions from such agent.

2026 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement.
MATTERS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

Andrew Brown, Roxanne Taylor and John Colgrove have been nominated for election as Class II directors. Our board of directors and our nominating and corporate governance committee believe that the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice to our management team.

The board of directors recommends a vote FOR each nominee.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors and audit committee (our audit committee) believe that the continued retention of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027 is in the best interests of our company and its stockholders. As a matter of good corporate governance, our board of directors is asking stockholders to ratify the selection of the independent registered public accounting firm.

The board of directors recommends a vote FOR this proposal.

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our executive compensation program is designed to promote long-term stockholder value creation and support our strategy by encouraging growth while prudently managing profitability and risk, attracting and retaining key talent, and appropriately aligning pay with performance.

The board of directors recommends a vote FOR this proposal.

4

PROXY STATEMENT SUMMARY
FISCAL 2026 BUSINESS AND FINANCIAL HIGHLIGHTS

Growth $3.7 Billion FY26 Annual Revenue	Customers 14,500+ Global Customers		Leadership	Gartner Magic Quadrant 12X leader!

$1.9 Billion Q4 FY26 Subscription Annual Recurring Revenue (ARR)	1,000 New Customers in FY26	~64% Of Fortune 500 Companies	84	Net promoter Score Among the highest in the industry

Everpure, formerly known as Pure Storage, is a global technology company providing an integrated storage and data management platform. Data is foundational to our customers’ business transformation and increasingly central to their operational resilience and competitive differentiation. As data volumes expand and artificial intelligence (AI) becomes more deeply embedded in customers' operations, the ability to store, manage, govern, and derive greater value from their data is becoming as important as the infrastructure used to store it.
We began as a provider of flash-based storage systems. Over time, we have evolved into a company that delivers a cloud experience with a unified storage and data management platform (the Everpure Platform). The Everpure platform is based on Purity, the Company’s storage software operating system, which operates on all of the Company’s hardware storage products as well as the Everpure Cloud. Purity contains our DirectFlash technology providing advanced Flash management, and all storage functions, system configuration, storage protocols, and our Evergreen non-disruptive upgrade technology. Purity has been further enhanced with Fusion, our unified control plane which allows all of our systems in a customer environment to operate as a fully integrated Enterprise Data Cloud.
We are executing a focused strategy to modernize and simplify data center infrastructure for customers as AI adoption increases and power, space, and operational constraints intensify. Purity supports this strategy by reducing complexity, enabling continuous system operation and facilitating software and hardware-based updates and data services without requiring disruption to workloads. Our vision of the modern data center integrates our foundation of simplicity and reliability with four major market trends that are impacting all organizations:
1) the shift towards modernizing data infrastructure with cloud operating models;
2) the growth of modern cloud-native applications;
3) increasing demand for data storage delivered as a service; and
4) increasing demand for data storage to support accelerating AI adoption while managing rising energy costs.
Across these trends, Purity provides a unified software and management environment across the platform, supporting consistent operation, scalability, and the delivery of data services as customer requirements evolve.
Using Everpure Purity enhanced with Fusion, customers can construct their own Enterprise Data Cloud to run diverse data workloads, at scale — including mission-critical production, test and development, analytics, disaster recovery, backup and restore, AI, and machine learning — through a single operating system and a consistent, highly automated cloud operating model designed to simplify data lifecycle management, improve resilience, and support AI and analytics initiatives.
Our highlights for fiscal 2026 include:
•Enterprise Data Cloud: We introduced the Enterprise Data Cloud (EDC), an architecture that enables organizations to centrally manage a virtualized cloud of data with unified control - spanning on-premises, public cloud, and hybrid - enabling intelligent, autonomous data management and governance across the entire environment. This approach supports more consistent data management and governance across distributed infrastructure. EDC is underpinned by the Everpure Platform, powered by Purity software enhanced with Fusion. Also during the year we expanded EDC into the public cloud with Everpure Cloud Azure Native, developed jointly with Microsoft – the industry's first fully managed, enterprise-grade block volume as a service.

2026 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY
•Market-Leading Portfolio Innovation: We released FlashBlade//EXA, designed to meet the rigorous demands of AI and high-performance computing, delivering unmatched performance, scalability, and metadata management. Additionally, we introduced next-gen storage products, including FlashArray//XL and FlashArray//ST, built to support high-performance and scalable workloads across diverse enterprise use cases and offering unified block, file, and object storage capabilities. We also added ActiveCluster to simplify and automate replication for high availability across the rapidly growing file market supporting AI and unstructured data, while enabling seamless data mobility through a software-driven, policy-based approach using standard connectivity. Additionally, we built a differentiated solution to address ransomware requirements under EU regulations, particularly for financial institutions. It combines continuous, active availability with automated, ultra-frequent recovery points, enabling customers to maintain operations and recover clean data in seconds without added complexity, rigid infrastructure, or excessive cost.
•Industry Recognition: Everpure was named a leader in the Gartner Magic Quadrants for Enterprise Storage Platforms, marking its 12th consecutive year as a leader, and a leader in the Infrastructure Platform Consumption Services Magic Quadrant. Everpure was also recognized in Fortune's Best Places to Work in Technology in 2025.
Our growth pillars are: (i) enable our customers to build their own private Enterprise Data Cloud and manage with cloud operating models leveraging modern Flash; (ii) expand our products’ capabilities to integrate advanced data management to support cyber security and enterprise AI; (iii) expand our subscription services businesses; (iv) expand our hyperscaler market share and AI portfolio in GPU clouds (graphics processing unit); and (v) Enable our customers to easily transition to modern applications and modern virtualization.

6

PROXY STATEMENT SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
BOARD COMPOSITION SNAPSHOT
As of April 30, 2026:
INDEPENDENCE

Independent
Non-Independent
TENURE

0 to 5 years
5 to 10 years
>10 years
AGE

50-55
56-60
>60
GENDER

Female
Male
UNDERREPRESENTED COMMUNITIES (URC)

URC (Ethnic, racial or LGBTQ diversity)
Non-URC
BOARD MEMBERS
The following table provides summary information about each director nominee and our continuing directors as of April 30, 2026.

					Board Committees
Name	Class	Age	Indep.	Director Since	Audit	Compensation	Governance	Risk	Other Public Boards
2026 Director Nominees
Andrew Brown Chief Executive Officer, Sand Hill East and Chief Executive Officer and Co-owner, Biz Tectonics	II	62	Yes	2019					1
John “Coz” Colgrove Chief Visionary Officer	II	63	No	2009					-
Roxanne Taylor Former Chief Marketing & Communications Officer, Accenture	II	69	Yes	2019					1
Continuing Directors*
Scott Dietzen Vice Chairman and Former CEO, Everpure	I	63	Yes	2010					-
Charles Giancarlo Chairman and Chief Executive Officer	I	68	No	2017					2
John Murphy Former Chief Financial Officer, Adobe	I	57	Yes	2021					2
Jeff Rothschild Former VP of Technology, Meta Platforms	III	71	Yes	2018					-
Susan Taylor Former Chief Accounting Officer, Meta Platforms	III	57	Yes	2018					2
Greg Tomb President, Censia	I	60	Yes	2020					-
Mallun Yen Founder and General Partner, Operator Collective	III	55	Yes	2021					-

Chair	Member	Chair/Financial Expert	Member/Financial Expert

2026 PROXY STATEMENT	7

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
In fiscal 2026, our board of directors and compensation and talent committee (our compensation committee) approved compensation packages for our executive officers that maintained our robust pay-for-performance philosophy. Fiscal 2026 cash bonus awards relied on annual revenue, non-GAAP operating profit and customer satisfaction metrics, as well as individual performance. With the exception of executive officers hired during the fiscal year, all equity awards granted in fiscal 2026 were 100% performance-based and earned based on performance against a pre-established annual metric that measured revenue and total contract value sales of our storage-as-a-service offerings (TCV Subscription Sales). Any earned performance-based equity awards are further subject to time-based vesting over a multi-year period. Our pay-for-performance program worked. We set targets that were challenging -- growing our subscription sales and maintaining revenue growth, profitability and high customer satisfaction. We met or exceeded revenue, profitability and NPS targets, and cash bonus awards were earned in excess of target. We significantly exceeded our revenue and TCV Subscription Sales targets, and our executive officers' equity awards were earned at 187% of target. The program is discussed in detail in the section titled “Compensation Discussion and Analysis” below.
OUR EXECUTIVE COMPENSATION PRACTICES
Our executive compensation policies and practices reinforce our pay-for-performance philosophy and ensure that compensation is meaningfully tied to the creation of long-term stockholder value. Listed below are highlights of our compensation policies and practices:

WHAT WE DO	WHAT WE DON’T DO

•Primarily performance-based cash and equity incentives
•Caps on performance-based cash and equity incentive compensation related to the corporate performance factor
•100% independent directors on our compensation committee
•Independent compensation consultant engaged by our compensation committee
•Annual review and approval of our compensation strategy
•Significant portion of compensation based on corporate performance metrics
•Three-year equity vesting period for PSUs
•Stock ownership guidelines
•Policy regarding incentive compensation clawback

•No “single trigger” change of control payments or benefits
•No post-termination retirement or pension-type non-cash benefits
•No perquisites other than those available to our employees generally
•No tax gross-ups for change of control payments or benefits

PERFORMANCE-BASED EXECUTIVE OFFICER PAY
The chart below shows the pay components and mix for our Chief Executive Officer for fiscal 2026 (based on base salary, target cash bonus and grant date fair value of equity award at target). This chart illustrates the predominance of at-risk and performance-based components in our executive compensation program. Our other executive officers have pay packages that are similarly weighted toward performance-based components. We believe these components provide a compensation package that helps attract and retain qualified individuals, focuses the efforts of our executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our officers with those of our stockholders.

CEO - % OF TOTAL TARGET PAY

5% Base Salary
9% Cash Bonus
86% Equity

8

2026 PROXY STATEMENT	9

2555 Augustine Dr.
Santa Clara, California 95054
PROXY STATEMENT
For the 2026 Annual Meeting of Stockholders
To Be Held On June 10, 2026 at 7:30 am PT
Our board of directors is soliciting your proxy to vote at the 2026 annual meeting of stockholders of Everpure, Inc., a Delaware corporation (Everpure), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/PSTG2026, originating from Santa Clara, California, on Wednesday, June 10, 2026 at 7:30 am PT, and any adjournment or postponement thereof.
For the meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on March 25, 2026, to our stockholders primarily via the internet. Beginning on or about May 1, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) that contains notice of the meeting and instructions on how to access our proxy materials on the internet, how to vote at the meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and the cost of our annual meetings.
To attend, vote, and submit questions during the annual meeting visit www.virtualshareholdermeeting.com/PSTG2026 and enter the 16-digit control number included in the Notice or on your proxy card. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/PSTG2026.
Only stockholders of record at the close of business on April 16, 2026 (the record date) will be entitled to vote at the meeting. On the record date, there were 332,152,604 shares of common stock outstanding and entitled to vote. Each holder of common stock will have the right to one vote per share. A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at our address above. The stockholder list will also be available online during the meeting. If you plan to attend the meeting online, please see the instructions elsewhere in this proxy statement.
In this proxy statement, we refer to Everpure, Inc. as "Everpure," "the company," “we” or “us” and the board of directors of Everpure as “our board of directors.” Our Annual Report on Form 10-K, which contains consolidated financial statements as of and for the fiscal year ended February 1, 2026 (fiscal 2026), accompanies this proxy statement. You may also obtain a copy of our Annual Report on Form 10-K relating to fiscal 2026, without charge, by writing to our Secretary at our address above.

10

PROPOSAL 1 ELECTION OF DIRECTORS

Our board of directors recommends a vote FOR all Class II director nominees.
Our board of directors currently consists of ten members. Our board is divided into three classes with each class serving staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election. Any directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Andrew Brown, Roxanne Taylor and John Colgrove are currently directors of Everpure and have been nominated to continue to serve as Class II directors. Each of these nominees has agreed to stand for reelection at the meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the meeting, each of these nominees will serve until the annual meeting of stockholders to be held in 2029 and until their successor has been duly elected, or if sooner, until the director’s death, resignation or removal.
Our nominating and corporate governance committee (our governance committee) seeks to assemble a board of directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the governance committee has identified and evaluated nominees in the broader context of our board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities deemed critical to the effective functioning of our board of directors.
VOTE REQUIRED
Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our governance committee.
DIRECTOR NOMINATION AND BOARD REFRESHMENT PROCESS
In evaluating candidates for our board, our governance committee considers such factors as possessing relevant expertise to be able to offer advice and guidance to management, having sufficient time to devote to the company's affairs, having the ability to read and understand basic financial statements, demonstrated commitment to the highest personal integrity and ethics, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. These qualifications may be modified from time to time. The governance committee also considers the board's overall balance in terms of diversity of thought, experiences, and backgrounds (including corporate backgrounds beyond the executive suite and non-corporate backgrounds). The governance committee takes into account the current composition of our board of directors, the operating requirements of the company and the long-term interests of stockholders. It is the policy of the board of directors to include qualified diverse candidates in the pool from which director nominees are considered.
In the case of incumbent directors whose terms of office are set to expire, our governance committee will review the directors’ prior service to us, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the governance committee also evaluates whether the nominee is independent, based upon applicable NYSE listing standards and SEC rules and regulations, and the advice of counsel, if necessary. The governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our board of directors.

2026 PROXY STATEMENT	11

PROPOSAL 1 - ELECTION OF DIRECTORS
Our governance committee intends to evaluate director candidates recommended by stockholders based on the factors and qualifications discussed above, though it has not implemented a formal policy regarding such process. Our board believes that it is appropriate that the governance committee does not have such a policy because it reviews all candidates in the same manner regardless of the source of the recommendation. The governance committee may in the future implement a formal policy regarding consideration of director candidates recommended by stockholders.
Below is a summary of the primary skills, experience and qualifications that our directors bring to our board of directors:

Area of Expertise	Description	Number of Directors with the Capability
Industry / Technology Expertise	Insight in the cloud, data and software industry to oversee our business and the risks we face.	●●●●●●●●●●
CEO Experience	Expertise shaping strategy, performance, prioritization and scale leadership as CEO.	●●●●●
Senior Leadership Experience	Experience in senior leadership positions to analyze, advise and oversee management in decision making, operations and policies.	●●●●●●●●●●
Financial Knowledge and Expertise	Knowledge of financial markets, financing and accounting and financial reporting processes.	●●●●●●
Human Capital Management	Experience attracting and retaining top talent to advise and oversee our people and compensation policies.	●●●●●●●●●
Cybersecurity	Experience, education or certification in cybersecurity, or other knowledge, skills or other background in cybersecurity.	●●●●●●
Emerging Technologies and Business Models	Experience identifying and developing emerging technologies and business models to advise, analyze and strategize regarding disrupting our industry, business and company.	●●●●●●●●●
As-a-Service Experience	Experience building a sustainable subscription business.	●●●●●●●●
Global / International	Experience and knowledge of global operations, business conditions and culture to advise and oversee our global business.	●●●●●●●●●
Sales / GTM	Sales experience to provide expertise and guidance to grow sales and enhance our brand.	●●●●●●
Marketing	Marketing and brand management experience to provide expertise and guidance to enhance our brand.	●●●●●●
Governance, Risk Oversight and Compliance	Experience in public company corporate governance, risk oversight and management, compliance, policy and creating long term sustainable value.	●●●●●●●●
Our board of directors believes that rotation of directors is integral to an effective governance structure. Moreover, rotation brings diverse viewpoints, new perspectives, and a variety of skills and professional experiences, which are important components of governance and promoting the long-term interests of stockholders. In identifying board candidates, our board of directors seeks candidates with diverse backgrounds and believes that a greater breadth of personal and professional experience improves the quality of decision making and enhances business performance. Our board of directors has a range of tenures among its continuing directors, with an average tenure of approximately 8.6 years as of April 30, 2026.

12

PROPOSAL 1 - ELECTION OF DIRECTORS
NOMINEES FOR ELECTION UNTIL THE 2029 ANNUAL MEETING OF STOCKHOLDERS

ANDREW BROWN Independent
	Age: 62	Director Since: September 2019

Chief Executive Officer, Sand Hill East Committee(s): Compensation (Chair) Risk (Chair) Other Public Company Boards: Zscaler (2015 - present) Guidewire Software (2013-2022)
BACKGROUND
Mr. Brown has served as Chief Executive Officer of Sand Hill East LLC, a strategic management, investment and marketing services firm, since February 2014, and as the Chief Executive Officer and Co-Owner of Biz Tectonics LLC, a privately held consulting company, since 2006. From 2010 to 2013, Mr. Brown served as Group Chief Technology Officer of UBS, an investment bank. From 2008 to 2010, Mr. Brown served as head of strategy, architecture and optimization at Bank of America Merrill Lynch, the corporate and investment banking division of Bank of America. From 2006 to 2008, Mr. Brown served as Chief Technology Officer of Infrastructure at Credit Suisse Securities (USA) LLC. Mr. Brown holds a Bachelor of Science in Chemical Physics from University College London.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Brown's qualifications for board service include his extensive technology expertise, including as chief technology officer of multiple large financial firms, as well as his service on the boards of other disruptive technology companies, including other public companies.

JOHN "COZ" COLGROVE
	Age: 63	Director Since: October 2009

Founder and Chief Visionary Officer Committee(s): None
BACKGROUND
Mr. Colgrove founded Everpure in October 2009 and has served as our Chief Visionary Officer since 2021. Mr. Colgrove served as our Chief Technology Officer from October 2009 to August 2021. In 2009, Mr. Colgrove served as an Entrepreneur in Residence at Sutter Hill Ventures, a venture capital firm. From 2005 to 2008, Mr. Colgrove served as a Fellow and Chief Technology Officer for the Datacenter Management Group of Symantec. Mr. Colgrove was one of the founding engineers and a Fellow at Veritas Software Corp., a provider of storage management solutions, which merged with Symantec in 2005. Mr. Colgrove earned his B.S. in Computer Science from Rutgers University and holds over 450 patents in the areas of system, data storage and software design.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Colgrove’s qualifications for board service include his deep technical expertise and knowledge of data storage systems, requirements and design, and his experience as a leader and innovator involved in emerging technologies and companies, including as Everpure's founder.

2026 PROXY STATEMENT	13

PROPOSAL 1 - ELECTION OF DIRECTORS

ROXANNE TAYLOR Independent
	Age: 69	Director Since: February 2019

Board Member Committee(s): Compensation Governance (Chair) Other Public Company Boards: Thoughtworks (2021-2024) Unisys Corp. (2021-present)
BACKGROUND
Ms. Taylor previously served as the Chief Marketing and Communications Officer of Memorial Sloan Kettering, the world’s oldest and largest private cancer center, from February 2020 to October 2022. Ms. Taylor served as Chief Marketing and Communications Officer at Accenture, a global professional services company, from 2007 until 2018. From 1995 to 2007, Ms. Taylor served in various marketing positions at Accenture, including Managing Director Corporate and Financial Communications and Director of Marketing and Communications for the Financial Services practice. Before joining Accenture, Ms. Taylor served in corporate communications, investor relations, and senior marketing positions at Reuters and Citicorp/Quotron from 1993 to 1995 and 1989 to 1993, respectively. Ms. Taylor received a B.A. in Psychology from University of Maryland, College Park.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Taylor’s qualifications for board service include her extensive marketing and communications experience, and knowledge of the technology industry and IT services, as well as the insights she brings from managing public company communications and investor relations, and her public company board experience.

14

PROPOSAL 1 - ELECTION OF DIRECTORS
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING OF STOCKHOLDERS

SCOTT DIETZEN Vice Chairman, Independent
	Age: 63	Director Since: October 2010

Vice Chairman Committee(s): Governance Risk
BACKGROUND
Dr. Dietzen has served as our Vice Chairman since September 2018. Dr. Dietzen previously served as our Chief Executive Officer from 2010 to 2017, and as our Chairman from 2017 to 2018. From April 2023 to July 2025, Dr. Dietzen served as Chief Executive Officer of Augment, Inc., a computer software company. From 2007 to 2009, Dr. Dietzen served in various roles at Yahoo! Inc., including as Interim SVP of Yahoo! Communications and Communities. From 2005 to 2007, Dr. Dietzen served as President and Chief Technology Officer of Zimbra, Inc., a provider of open source messaging and collaboration software until its sale to Yahoo! in 2007. From 1998 to 2004, Dr. Dietzen served in various roles at BEA Systems, Inc., including as Chief Technology Officer. He earned a B.S. in Applied Mathematics and Computer Science and a M.S. and Ph.D. in Computer Science from Carnegie Mellon University.
QUALIFICATIONS FOR BOARD SERVICE
Dr. Dietzen’s qualifications for board service include his deep technology background and his extensive leadership experience across a range of technology companies, as well as his understanding and experience as our former CEO within the data storage industry.

CHARLES GIANCARLO Chairman
	Age: 68	Director Since: August 2017

Chairman and Chief Executive Officer Committee(s): None Other Public Company Boards: Arista Networks (2013-present) ZScaler (2016-present)
BACKGROUND
Mr. Giancarlo has served as our Chief Executive Officer since August 2017, and as our Chairman since September 2018. Mr. Giancarlo previously served as Managing Director, Head of Value Creation and later Senior Advisor at Silver Lake Partners, a private investment firm, from 2007 to 2015, where he focused on investment and business improvement opportunities for Silver Lake’s portfolio companies. Mr. Giancarlo served as Interim President and Chief Executive Officer of Avaya, from 2008 to 2009. Prior to that, from 1993 to 2007, Mr. Giancarlo served in senior executive roles at Cisco Systems, including Chief Technology Officer and Chief Development Officer, leading the introduction of many new technologies. Mr. Giancarlo holds a B.S. in Engineering from Brown University, a M.S. in Electrical Engineering from the University of California, Berkeley, and an M.B.A. from Harvard Business School.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Giancarlo’s qualifications for board service include his extensive executive leadership and operational experience at major technology companies, his broad knowledge of data center technologies and matters relating to corporate governance, his investor perspective and his relevant industry knowledge, including with respect to disruptive B2B technologies.

2026 PROXY STATEMENT	15

PROPOSAL 1 - ELECTION OF DIRECTORS

JOHN MURPHY Independent
	Age: 57	Director Since: December 2021

Board member Committee(s): Audit (Chair) Other Public Company Boards: Roper Technologies (2024-present) LegalZoom.com (2021-present)
BACKGROUND
Mr. Murphy previously served as Executive Vice President and Chief Financial Officer of Adobe, Inc. from April 2018 to October 2021 and as Senior Vice President, Chief Accounting Officer and Corporate Controller from 2017 to 2018. Prior to joining Adobe, Mr. Murphy served as Senior Vice President, Chief Accounting Officer and Corporate Controller of Qualcomm Incorporated from 2014 to 2017. Prior to joining Qualcomm, he worked at several global companies in a variety of finance and accounting roles. Mr. Murphy is a member of the Board of Trustees at Fordham University and of the Advisory Board of the Foundry at Fordham University, which champions student and alumni entrepreneurship and social impact. He holds an M.B.A. from the Marshall School of Business at the University of Southern California, and a B.S. in Accounting from Fordham University and is a licensed CPA (inactive).
QUALIFICATIONS FOR BOARD SERVICE
Mr. Murphy’s qualifications for board service include his extensive management and financial experience at major technology companies, including as-a-Service transitions, his familiarity with corporate governance and risk management, as well as his relevant technology industry knowledge and public company board experience.

GREG TOMB Independent
	Age: 60	Director Since: February 2020

President, Censia Committee(s): Audit
BACKGROUND
Mr. Tomb has served as President of Censia, a talent intelligence platform, since October 2023. Mr. Tomb previously served as President, Zoom Video Communications, from June 2022 to March 2023. Prior to Zoom, Mr. Tomb served as Vice President of Google's Workspace, Geo and Security Sales at Google Cloud, a cloud computing services company, from April 2021 to June 2022. Mr. Tomb worked at SAP, a multinational provider of enterprise application software and software-related services, from 2003 to 2021, serving as President of SAP Cloud Sales and GTM from March 2020 to April 2021, and as President of SAP SuccessFactors, from July 2017 to March 2020. He previously held responsibilities for SAP's HANA Enterprise Cloud business, SAP's Global Services Organization and SAP North American Business Unit. Mr. Tomb holds a B.S. in Engineering from Pennsylvania State University and an M.B.A from Loyola University of Chicago.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Tomb's qualifications for board service include his extensive leadership and sales expertise at enterprise technology companies, with a focus on sales and implementation of enterprise and cloud-based business applications.

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PROPOSAL 1 - ELECTION OF DIRECTORS
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS

JEFF ROTHSCHILD Independent
	Age: 71	Director Since: April 2018

Board Member Committee(s): Risk
BACKGROUND
Mr. Rothschild previously served as an Advisor and Venture Partner at Accel Partners, a venture capital firm, from 1999 to 2022. Mr. Rothschild was the VP of Technology at Meta Platforms, a social media and technology company, from 2005 to 2015. Mr. Rothschild co-founded Veritas Software Corp., a provider of storage management solutions, where his role included product strategy, sales and marketing. Prior to Veritas, Mr. Rothschild worked with a number of companies in the areas of storage management, system software and networking. Mr. Rothschild is the Vice-Chairman of The Vanderbilt University Board of Trustees and a member of the Board of Directors of Stanford Health Care, where he chairs the finance committee. Mr. Rothschild holds an M.S. in Computer Science and a B.A. in Psychology from Vanderbilt University.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Rothschild’s qualifications for board service include his extensive technical and executive leadership and operational experience within technology companies, as well as his relevant infrastructure knowledge and perspective, particular as a technology vendor and customer.

SUSAN TAYLOR Independent
	Age: 57	Director Since: October 2018

Board Member Committee(s): Audit Compensation Other Public Company Boards: KLA Corporation (2025-present) Pattern Group (2025-present)
BACKGROUND
Ms. Taylor previously served as Chief Accounting Officer of Meta Platforms, Inc., a social media and technology company, from April 2017 until June 2023. From 2012 to 2017, Ms. Taylor served as Vice President, Controller, and Chief Accounting Officer of LinkedIn Corporation, a professional social networking company. From 2009 to 2012, Ms. Taylor served as the Vice President, Controller, and Chief Accounting Officer of Silver Spring Networks, Inc., a provider of networking solutions, and from 2008 to 2009, Ms. Taylor served as the Senior Director, Accounting Policy of Yahoo! Inc. Prior to Yahoo!, Ms. Taylor spent over thirteen years at PricewaterhouseCoopers LLP, an accounting firm, in various accounting roles. Ms. Taylor received a Bachelor of Commerce degree from the University of Toronto and is a Certified Public Accountant (inactive) in California.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Taylor’s qualifications for board service include her extensive leadership and financial experience at major cloud, data and software companies, as well as her knowledge and significant technology industry and operational experience.

2026 PROXY STATEMENT	17

PROPOSAL 1 - ELECTION OF DIRECTORS

MALLUN YEN Independent
	Age: 55	Director Since: September 2021

Founder and General Partner, Operator Collective Committee(s): Governance
BACKGROUND
Ms. Yen has served as general partner of Operator Collective, a venture capital firm and community that brings in experienced operators into the venture ecosystem, which she founded in December 2018. Previously, she served various roles, including Chief Operating Officer, at SaaStr, a community of SaaS executives, founders, and entrepreneurs, from 2012 to 2019, as Executive Vice President and Chief Business & Product Officer at RPX Corporation, a patent risk management company, where she was employed from 2010 to 2017 and a board member from 2017 to 2018, and Vice President, Worldwide Intellectual Property at Cisco Systems, Inc., where she was employed from 2002 to 2010. Ms. Yen was also the CEO and a board member of ChIPs Network, Inc. an organization she co-founded in 2005 that advances women in technology, law and policy. Ms. Yen holds a Bachelor of Science in Business Administration from California Polytechnic State University – San Luis Obispo and a Juris Doctor degree from University of California, Berkeley School of Law.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Yen's qualifications for board services include her extensive leadership experience at technology companies, particularly her expertise with as-a-Service businesses and her investor perspective, as well as her relevant technology and legal knowledge.

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PROPOSAL 1 - ELECTION OF DIRECTORS
BOARD OF DIRECTORS ROLE AND RESPONSIBILITIES
RISK OVERSIGHT
Our board of directors oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance, and enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for a given company. The involvement of our full board of directors in reviewing our business is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk.

Our risk committee has the responsibility to consider and discuss our major risks relating to (i) company operations, including business continuity, and (ii) our information technology use and data security, including cybersecurity, privacy, data collection and protection, AI governance, and compliance with information security and data protection laws, and is responsible for overseeing the steps our management has taken to monitor and control these exposures.

Our audit committee has the responsibility to consider and discuss our major risks related to financial and sustainability matters, and is responsible for overseeing the steps our management has taken to monitor and control these risk exposures. Our audit committee also monitors compliance with legal and regulatory requirements and our ethics and compliance program, as well as providing oversight relating to our external auditors and our internal audit function.
Our governance committee monitors the effectiveness of our corporate governance practices, including our governance guidelines and how successful we are in managing corporate risk.

At periodic meetings of our board of directors and its committees, management reports to and seeks guidance from our board and its committees with respect to the most significant risks that could affect our business. Management provides our audit committee periodic reports on our compliance programs and investment policy and practices.
COMPENSATION RISK
Our compensation committee assesses and monitors whether any of our compensation policies, practices and programs has the potential to encourage excessive risk-taking. As part of its annual process, our compensation committee reviewed a risk assessment conducted by management and the committee’s independent compensation consultant to determine whether the design of our employee compensation programs and the amounts and components of employee compensation might create incentives for excessive risk taking by our employees. Based on that review, our compensation committee concluded that the risks arising from our employee compensation programs are not reasonably likely to have a material adverse effect on our company. Our compensation committee believes that our compensation programs encourage employees, including our executives, to remain focused on an appropriate balance of the short-term and long-term operational and financial goals of our company, thereby reducing the potential for actions that involve an excessive level of risk. See the section titled "Compensation Discussion and Analysis" for information regarding relevant features of our compensation programs, such as:
•Our equity awards for executive officers generally utilize a two-step structure: shares must first be earned by achieving specific performance metrics, and those earned shares are then subject to multi-year, time-based vesting criteria, which balances competing short-term and long-term incentives.;
•Our equity awards are full value awards and are granted on an annual basis with long-term, overlapping vesting periods to motivate recipients to focus on sustained stock price appreciation;
•Our performance equity and bonus awards contain a cap on maximum payout related to corporate performance;
•Our compensation committee has retained an independent compensation consultant to provide objective advice on matters related to the compensation of our executive officers and non-employee directors; and
•Our compensation committee annually reviews competitive benchmarking data in setting pay mix, targets and long-term incentive elements for our executive officers’ compensation packages.

2026 PROXY STATEMENT	19

PROPOSAL 1 - ELECTION OF DIRECTORS
COMPLIANCE AND ETHICS
We pride ourselves on our culture and company values. We strive to embody these values in everything we do. Just as important are our underlying common principles of Integrity, Honesty, Innovation and Respect for Others—these truly define us and are at the heart of our code of conduct, which applies to all of our directors, officers and employees. Our code of conduct goes beyond merely fulfilling legal requirements—at Everpure, conduct counts.
All of our employees are required to complete training courses on our code of conduct and acknowledge and certify compliance with our code of conduct and other key policies on an annual basis. In addition, we conduct mandatory trainings to address compliance risks and cybersecurity associated with specific roles in our company. We also maintain a Speak Up hotline where employees and third-parties can anonymously report any concerns about possible violations of our code. We thoroughly investigate any information we receive through the hotline or otherwise and take appropriate remedial action when necessary. Conduct counts for our business partners as well. We conduct due diligence on new partners and vendors to confirm compliance with relevant laws. Our business partners are expected to comply with our partner code of conduct and we perform periodic audits to confirm that our code is followed in practice. We plan to disclose future amendments to certain provisions of our code of conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website. Our audit committee provides oversight of our ethics and compliance program.
Our board of directors has also adopted a set of guidelines that establish the corporate governance policies pursuant to which our board of directors intends to conduct its oversight of the business of the company in accordance with its fiduciary responsibilities. Our code of conduct, applicable waivers thereof, and our corporate governance guidelines are available in the “Corporate Governance” section of our investor relations website at investor.purestorage.com.
SUSTAINABLE AND RESILIENT BUSINESS
We strive to deliver highly performant storage and data management solutions while building a resilient and profitable business. Our material sustainability topics, identified through a preliminary Double Materiality Assessment in fiscal 2025, form the foundation of our sustainability program and Impact Report. There are five Tier 1 and three Tier 2 sustainability topics in terms of impact on enterprise value and/or impact on society and the environment.

TIER 1	TIER 2

Climate Change Adaptation Data Security & Privacy Emissions & Energy Sustainable Platform & Services Talent Attraction, Retention & Development	Ethics & Compliance Responsible Sourcing Waste & Circularity

We continue to mature our sustainability efforts and drive strategic impact by:
•Delivering sustainable technology and operations that reduce energy demand in support of the transition to a net zero carbon future.
•Advancing equitable outcomes for our people by enabling them to expand their skills, achieve professional growth, and support their communities.
•Building and maintaining trust with our employees, customers, partners, investors and communities through sound governance, data security and privacy, and leading with ethics and transparency.
Our strategy and initiatives are informed by stakeholder engagement, including feedback received from our investors, customers, and employees, as well as regulators.

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PROPOSAL 1 - ELECTION OF DIRECTORS
SUSTAINABILITY GOVERNANCE
Board and Executive Oversight
Clear oversight and strong governance ensures we have the structure in place to effectively manage and mitigate risks and opportunities, and drive long-term value creation and business resilience. Our sustainability governance model is the structure through which we drive accountability across the company to set and achieve our sustainability goals and objectives, identify new sustainability-related risks and opportunities as they emerge and incorporate feedback from all our stakeholders as their expectations evolve.
The audit committee is responsible for oversight of the sustainability program and public disclosures. Our sustainability program governance includes quarterly updates to our audit committee, an annual update to our board of directors, as well as topic specific updates to our risk committee, compensation committee, and governance committee. Quarterly updates on sustainability are also provided to our executive leadership.
ENVIRONMENT
Driving product efficiency for our customers
Our portfolio of products are designed and built to inherently reduce energy consumption, drive down carbon emissions, and reduce the administrative resources required for enterprise data management. The transition from mechanical spinning hard disks to all-flash storage significantly reduces our customers’ energy consumption and space requirements. These efficiency improvements not only align with global sustainability initiatives but also enhance AI deployment capabilities by conserving crucial resources for computing power. Through Everpure’s unique business model, we can accelerate the refresh of aging and inefficient hard disks that reside in data centers worldwide. Our Evergreen architecture allows our arrays to be upgraded non-disruptively, enabling our customers to continuously benefit from the latest hardware and software technology, without interruption to their continuous operation, while significantly reducing unnecessary product replacements and the associated e-waste. Our Fusion software improves storage utilization by pooling storage resources and AI-driven workload placement to optimize capacity and performance across customer storage estates. This enables higher efficiency, reduced e-waste, and better return on infrastructure investments. Our as-a-service delivery models further reduce e-waste and improve circularity by refreshing products for use in our Evergreen//One subscription offerings.
Emissions and energy
We continue to quantify our greenhouse gas (GHG) emissions across scope 1, 2, and 3 and obtain third party verification. We identify opportunities to reduce the environmental impact of our products, operations and supply chain and work toward achieving our near-term Science Based Targets (SBTs). Our validated SBTs include commitments:
•to reduce absolute scope 1 and 2 GHG emissions 42% by fiscal 2030, from a fiscal 2023 base year,
•to reduce scope 3 GHG emissions from use of sold products 51.6% per petabyte by fiscal 2030, from a fiscal 2023 base year, and
•that 45% of Everpure suppliers by spend, covering purchased goods and services, will have SBTs by fiscal 2029.
We expanded our procurement of renewable electricity and achieved 100% coverage for our Santa Clara, California headquarters, Prague (CZ), Bangalore (IN), Bellevue (WA), and Lehi (UT) campuses through a combination of high-quality renewable grid electricity and purchasing renewable energy certificates to cover the remainder.
We improved our platform storage efficiency by optimizing our Purity operating environment and increasing our hardware density with the release of our 150 TB DFM and Gen 2 chassis. In parallel, we continued to identify opportunities to reduce the environmental impact of our operations and supply chain.
Redefining corporate value creation through impact accounting
As we advance our approach to sustainable business performance, we continue to serve as a key partner of the Value Balancing Alliance, an organization that is helping define emerging standards for impact accounting. Everpure is using impact accounting to build a more complete view of how our operations and products create value and impact. We translate key environmental externalities across our full value chain into monetary terms, using the methodology developed by the Value Balancing Alliance and value factors from the IFVI Global Value Factor Database. Our objective is to generate decision-useful information that connects environmental performance to strategy, capital allocation, and long-term value creation.

2026 PROXY STATEMENT	21

PROPOSAL 1 - ELECTION OF DIRECTORS
SOCIAL
Our Commitment to a Strong and Inclusive Team
At Everpure, we hold ourselves accountable to fair and equitable hiring and promotion practices and greatly value a broad range of thought, experiences, backgrounds, cultures, and ideas. A close-knit team culture is core to our success and fuels the industry-leading innovation and customer experience that sets us apart. We believe that fostering an inclusive work environment strengthens collaboration, drives better decision-making, and enhances business outcomes. Our efforts focus on:
Leadership Accountability - We assess and recognize leadership behaviors that contribute to a workplace where all employees can do their best work. This includes fostering inclusion and psychological safety, modeling a growth mindset, and empowering team members through trust, clarity, and high-impact opportunities.
Employee Networks and Community - Our Employee Resource Groups foster connections, professional growth, and a sense of belonging, reinforcing our culture of inclusivity and teamwork.
Fair and Consistent Talent Practices - We apply structured, data-driven approaches to ensure fairness and objectivity in hiring, compensation, performance reviews, and promotions. We conduct regular pay equity reviews and track career progression to support transparent and consistent advancement opportunities.
We provide regular updates on our workforce initiatives and progress to our board of directors as part of our broader commitment to building and sustaining a strong, inclusive culture.
Attracting, Developing and Retaining Talent
At Everpure, we’re committed to our core values—customer first, persistence, creativity, teamwork, and ownership. Our talented global team lives these core values each day, creating a culture that is agile, nimble, inclusive, and collaborative in an environment where everyone can thrive. Our workforce planning ensures that we hire and onboard talent at the right speed and in alignment with our strategy and company priorities. In fiscal 2026, to advance our innovation, customer experience, and expanded sales coverage, we increased headcount by approximately 8%. We continued to invest in our major R&D centers, including continued investments in Prague, Czech Republic, and Bangalore, India which help power innovation across our product portfolio.
Our talent transformation strategy centers on an integrated talent management ecosystem, from onboarding through career advancement, that fosters a culture of continuous feedback, clear performance differentiation, individualized development planning, and intentional manager capability building to strengthen leadership effectiveness. All employees participate in formal evaluations, with rewards differentiated based on outcomes, business impact, and values. Our performance management process also includes multiple touchpoints throughout the year for employees and managers to align on and discuss priorities, performance, development opportunities, and career aspirations.
The health, safety and well-being of our employees to be paramount. We offer a quarterly employee newsletter focusing on mental health management, physical health, financial well-being, and family care. We also have a corporate incident response program to ensure a globally consistent approach to when and how we respond to a corporate incident.
Responsible Sourcing
Everpure is committed to ensuring our employees and suppliers take appropriate measures to respect human rights and help mitigate the risk of human trafficking and slavery within our global supply chain. We do not tolerate forced labor, indentured labor, involuntary/child labor, and human trafficking by any Everpure supplier or for any purpose, and have policies and monitoring programs in place. Our Supplier Code of Conduct, which is included in our Master Service Agreements, is based on the Responsible Business Alliance Code of Conduct. We also have a published Policy on Conflict Minerals.

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PROPOSAL 1 - ELECTION OF DIRECTORS
Community Engagement
Everpure’s social impact program, Pure Good, connects Everpure employees, the company, and the Everpure Foundation with nonprofit organizations to create a positive impact in the community, locally and around the world. In fiscal 2026, we focused on expanding global employee engagement through giving and volunteering campaigns, resulting in 53% overall employee participation. We continue to pursue meaningful impact through our strategic grant programs focused on three pillars: the environment, workforce development, and basic human needs, including disaster response.
For more information see our Impact Report at https://www.purestorage.com/company/sustainability.html.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders or interested parties who wish to communicate with our board of directors or with an individual director may do so by mail to our board of directors or the individual director, care of our Secretary at 2555 Augustine Dr., Santa Clara, California 95054. The communication should indicate that it contains a stockholder or interested party communication. Communications addressed to our board or individual members of our board will be screened for appropriateness before forwarding to the director or directors to whom the communication is addressed. Communications that are unrelated to the duties and responsibilities of the board and its committees, such as mass mailings, inquiries regarding routine operational matters, employment inquiries and surveys may not be forwarded. If no particular director is named, appropriate correspondence will be forwarded, depending upon the subject matter, to the Chair of the audit, risk, compensation, or governance committee, as applicable.
BOARD STRUCTURE AND PROCESSES
BOARD LEADERSHIP
Mr. Giancarlo serves as Chairman of our board of directors and Dr. Dietzen serves as Vice Chairman of our board of directors. Our board of directors does not have a lead independent director. Our board of directors believes that the current board leadership structure, with strong internal knowledge and relationships, coupled with an emphasis on board independence, provides effective independent oversight of management while allowing the board and management to benefit from Mr. Giancarlo's extensive executive leadership and operational experience. Independent directors and management sometimes have different yet beneficial perspectives and roles in effective governance and strategy development. Our independent directors bring experience, oversight and expertise from outside of our company, while Mr. Giancarlo brings company-specific experience and expertise.
DIRECTOR INDEPENDENCE
Our common stock is listed on the New York Stock Exchange (NYSE). Under the listing requirements and rules of the NYSE, independent directors must comprise a majority of our board of directors.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our board of directors has determined that Mses. S. Taylor, R. Taylor and Yen, Dr. Dietzen, and Messrs. Brown, Murphy, Rothschild and Tomb do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Messrs. Colgrove and Giancarlo are not independent due to their status as our current executive officers. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules.
In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence. In particular, the board of directors carefully considered the independence of Dr. Dietzen in light of his prior service as the company's chief executive officer, a role he transitioned from in 2017. Because Dr. Dietzen's service as an executive officer ended well beyond the three-year lookback period established by NYSE listing standards, he is not subject to any categorical bar to independence. Our board of directors believes that Dr. Dietzen is fully independent in both substance and practice. In reaffirming his independence and his qualification to serve on our nominating and corporate governance committee, the board took into account that Dr. Dietzen: (i) has consistently demonstrated an objective, independent perspective throughout his over eight years of board service since leaving his management role; (ii) receives no compensation from Everpure other than the standard fees provided to all of our outside directors; and (iii) maintains no business or contractual relationships with the company.

2026 PROXY STATEMENT	23

PROPOSAL 1 - ELECTION OF DIRECTORS
EXECUTIVE SESSIONS OF DIRECTORS
In order to promote open discussion among non-management directors, and as required under applicable NYSE rules, our board of directors has a policy of conducting executive sessions of non-management directors during each regularly scheduled board meeting and at such other times as may be requested by a non-management director. The non-management directors provide feedback to executive management, as needed, promptly after the executive session. Neither Mr. Giancarlo nor Mr. Colgrove participates in such sessions. In addition, we hold executive sessions including only independent directors at least once a year. The presiding director at each executive session is chosen by the directors present at that meeting.
BOARD COMMITTEES
Our board of directors has established an audit committee, compensation committee, risk committee, and governance committee. Our board of directors may establish other committees to facilitate the management of our business. Copies of the charters of each committee are available in the “Corporate Governance” section of our investor relations website at investor.purestorage.com. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The composition and functions of each committee are described below.
AUDIT COMMITTEE

MEETINGS IN FY 2026:
8
MEMBERS:
Mr. Murphy (Chair)
Mr. Tomb
Ms. S. Taylor
Our board of directors has determined that Mr. Murphy, Mr. Tomb and Ms. S. Taylor are independent under NYSE listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (Exchange Act). Our board of directors has determined that Mr. Murphy and Ms. S. Taylor are each an “audit committee financial expert” within the meaning of SEC regulations. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the board of directors has examined each audit committee member’s scope of experience and the nature of their prior or current employment.

PRIMARY RESPONSIBILITIES:
The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our accounting, financial and other reporting and internal control practices, to oversee our independent registered accounting firm, to monitor financial risks, to oversee our ethics and compliance program and policies, and to oversee environmental reporting and sustainability initiatives. Specific responsibilities of our audit committee include:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of our independent registered public accounting firm;
•discussing the scope and results of the audit with our independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•oversee the internal audit function and its audit plan and charter;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing related party transactions;
•obtaining and reviewing a report by our independent registered public accounting firm at least annually, that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;
•approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and
•reviewing and discussing our programs, policies, and risks related to environmental reporting and sustainability initiatives, including material sustainability disclosures and published targets.

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PROPOSAL 1 - ELECTION OF DIRECTORS
COMPENSATION AND TALENT COMMITTEE

MEETINGS IN FY 2026:
7
MEMBERS:
Mr. Brown (Chair)
Ms. R. Taylor
Ms. S. Taylor
Our board of directors has determined that Mr. Brown Mses. R. Taylor and S. Taylor are independent under NYSE listing standards and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.

PRIMARY RESPONSIBILITIES:
The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors to oversee our compensation policies, practices and programs, to evaluate the performance of our executive officers, to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate, to review executive officer succession planning, and human capital management activities. Specific responsibilities of our compensation committee include:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing and recommending to our board of directors the compensation of our directors;
•reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;
•administering our stock and equity incentive plans;
•selecting independent compensation consultants or other advisers and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;
•reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;
•reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy;
•reviewing, reporting, and evaluating executive officer succession planning and encouraging executive management development; and
•reviewing human capital management activities relating to talent and employee engagement, and ensuring compensation programs are administered in a non-discriminatory manner.
Under its charter, our compensation committee may form, and delegate authority to, subcommittees as appropriate. See the sections titled “Compensation Discussion and Analysis” and “Director Compensation” for a description of our processes and procedures for the consideration and determination of executive and director compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of our compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

2026 PROXY STATEMENT	25

PROPOSAL 1 - ELECTION OF DIRECTORS
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

MEETINGS IN FY 2026:
4
MEMBERS:
Ms. R. Taylor (Chair)*
Dr. Dietzen
Ms. Yen
Each member of our governance committee is independent, is a non-employee director and is free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the board of directors in accordance with the applicable NYSE listing standards.

PRIMARY RESPONSIBILITIES:
Specific responsibilities of our governance committee include:
•identifying, evaluating and selecting, or recommending that our board of directors approve, nominees for election to our board of directors;
•evaluating the performance of our board of directors and of individual directors;
•considering and making recommendations to our board of directors regarding the composition of the committees of the board of directors;
•reviewing developments in corporate governance practices;
•evaluating the adequacy of our corporate governance practices and reporting;
•developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and
•overseeing an annual evaluation of the board of directors’ performance.

RISK COMMITTEE

MEETINGS IN FY 2026: 4 MEMBERS: Mr. Brown (Chair) Dr. Dietzen Mr. Rothschild
PRIMARY RESPONSIBILITIES:
Specific responsibilities of our risk committee include:
•overseeing risks relating to company operations, including business continuity;
•overseeing our information technology use and data security, including, but not limited to, enterprise cybersecurity, privacy, data collection and protection, compliance with information security and data protection laws, and AI governance; and
•monitoring our internal controls and disclosure controls and procedures relating to cybersecurity incidents, and the guidelines, policies, and processes for monitoring and mitigating the foregoing risks.

CORPORATE GOVERNANCE BEST PRACTICES
We are committed to robust corporate governance practices, as well as the continuous improvement of those practices, in order to maintain and enhance independent oversight and align our governance with our strategic objectives. These practices include the following:

•We have meaningful stock ownership guidelines.
•All of our committees are composed entirely of independent directors.
•Independent directors meet in executive session periodically without management present.
•8 of 10 directors are independent.

•Our board of directors is committed to diversity of perspective, experience and backgrounds.
•Our board of directors is committed to periodic renewal and rotation. We appointed two new independent directors during the last five fiscal years, keeping our average board tenure to approx. 8.6 years.
•We have a clawback policy which allows us to recoup incentive compensation in certain circumstances.

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PROPOSAL 1 - ELECTION OF DIRECTORS
BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met 4 times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he or she served.
We encourage our directors and nominees for director to attend our annual meeting of stockholders, and nine of our ten directors attended our annual meeting of stockholders in 2025.
BOARD EVALUATIONS AND EDUCATION
Our governance committee oversees the board evaluation process. We conducted a written board evaluation, and our chief administrative and legal officer interviewed our directors and members of the executive team to gather feedback on directors, committees and our board of directors in general. Directors responded to questions designed to elicit information to be used in improving the effectiveness of our board of directors. Our chief administrative and legal officer synthesized the results and comments received during such interviews, presented the findings to our governance committee and our board of directors, and led a discussion about board and committee performance and effectiveness.
We encourage directors to participate in continuing education programs focused on our business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and we will reimburse directors for their expenses associated with this participation. We provide a corporate membership to a leading association for corporate directors, as a third-party informational and training resource for our directors relating to governance best practices. We also encourage our directors to attend company events such as our annual company kick-off event and our user conference.
TRANSACTIONS WITH RELATED PERSONS
The following is a summary of transactions since the beginning of our last fiscal year to which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest. For a description of compensation and equity awards relating to our executive officers and certain members of our board of directors, see the sections titled “Executive Compensation” and “Director Compensation.”
INDEMNIFICATION AGREEMENTS
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.
RELATED-PARTY TRANSACTION POLICY
We have adopted a written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. No such request has been submitted to our audit committee since the beginning of our last fiscal year. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

2026 PROXY STATEMENT	27

PROPOSAL 1 - ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
Our non-employee director compensation program is designed to attract, retain and reward qualified non-employee directors and align the financial interests of these directors with the interests of our stockholders. Pursuant to this program, each member of our board of directors who is not our employee receives cash and equity compensation for board service as described below. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending board of directors and committee meetings.

INPUT	PROPOSAL	PRESENTATION	OUTCOME
Consultant provides input on program design considerations	Consultant proposes alternative program designs for consideration	Consultant presents competitive non-employee director compensation data and analyses	Based on the recommendations of our compensation committee and of the Consultant, our board of directors may approve changes in our director compensation program

Our compensation committee consults annually with its independent compensation consultant Meridian Compensation Partners (Meridian) to review our director compensation program. As part of that annual review, Meridian provides input on program design considerations, proposes alternative program designs for consideration, and presents competitive non-employee director compensation analyses and data from our peer group. For fiscal 2026, upon our compensation committee’s recommendation, our board of directors determined that the cash and equity components of our director compensation program were appropriate and did not make any adjustments from fiscal 2025.
CASH COMPENSATION
During fiscal 2026, eligible directors were entitled to receive cash compensation, paid quarterly in arrears, as follows:

Annual Cash Retainer ($)
Annual base retainer	55,000
Additional retainer for audit committee chair	35,000
Additional retainer for audit committee member	12,000
Additional retainer for compensation committee chair	20,000
Additional retainer for compensation committee member	10,000
Additional retainer for governance committee chair	15,000
Additional retainer for governance committee member	5,000
Additional retainer for risk committee chair	20,000
Additional retainer for risk committee member	10,000
EQUITY COMPENSATION
During fiscal 2026, eligible directors received a restricted stock unit (RSU) award for a number of shares equal to $250,000, determined on the basis of the prior 30-trading day average of the NYSE closing price of our common stock ending on the day before the date of our annual stockholder meeting in June 2025, to vest fully on the one-year anniversary of the date of grant. A director will vest in a prorated portion of the award if he or she resigns in advance of the vesting date. Additionally, new non-employee directors will receive an RSU award for a number of shares equal to $600,000, determined on the basis of the prior 30-trading day average of the NYSE closing price of our common stock ending on the day before the effective date of such appointment or election. The new non-employee director vests as to 25% of the shares subject to the award on the first anniversary of the grant date and the remaining 75% of the shares subject to the award in 12 substantially equal quarterly installments thereafter. In the event of a change of control of the company, the directors’ awards would immediately vest in full.

28

PROPOSAL 1 - ELECTION OF DIRECTORS
FISCAL 2026 DIRECTOR COMPENSATION TABLE
The following table provides information regarding the total compensation paid to our non-employee directors in fiscal 2026. The table excludes Messrs. Colgrove and Giancarlo, who are also our executive officers and did not receive any compensation in their roles as directors in fiscal 2026.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Andrew Brown	95,000	260,141	355,141
Scott Dietzen	70,000	260,141	330,141
John Murphy	90,000	260,141	350,141
Jeff Rothschild	65,000	260,141	325,141
Roxanne Taylor	80,000	260,141	340,141
Susan Taylor	77,000	260,141	337,141
Greg Tomb	67,000	260,141	327,141
Mallun Yen	60,000	260,141	320,141
(1)Pursuant to our director compensation program, in June 2025, each of our non-employee directors received an RSU award for 4,735 shares of our common stock that will vest in full on the one year anniversary of the date of grant. The amount shown in this column does not reflect the dollar amount actually received by the director. Instead, this amount reflects the aggregate grant date fair value of this award, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, as filed with the SEC on March 25, 2026.
As of February 1, 2026, each individual who served as a non-employee director during fiscal 2026 held the following aggregate number of shares subject to outstanding RSU awards.

Name	Aggregate Number of Unvested RSUs as of February 1, 2026
Andrew Brown	4,735
Scott Dietzen	4,735
John Murphy	4,735
Jeff Rothschild	4,735
Roxanne Taylor	4,735
Susan Taylor	4,735
Greg Tomb	4,735
Mallun Yen	4,735

2026 PROXY STATEMENT	29

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors recommends a vote FOR the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.
Our board of directors has selected Deloitte & Touche LLP (Deloitte & Touche) as our independent registered public accounting firm for the fiscal year ending January 31, 2027 and has further directed that management submit this selection for ratification by the stockholders. Deloitte & Touche has served as our independent registered public accounting firm for the past thirteen fiscal years. Representatives of Deloitte & Touche are expected to be present during the meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Our board of directors is submitting this selection as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of our independent registered public accounting firm. If the stockholders fail to ratify this selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the company and its stockholders.
VOTE REQUIRED
An affirmative vote from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Deloitte & Touche.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table provides the aggregate fees for services provided by Deloitte & Touche for the fiscal years ended February 2, 2025 and February 1, 2026.

	Fiscal Year Ended
	February 2, 2025 ($)	February 1, 2026 ($)
Audit fees(1)	3,211,850	3,260,300
Tax fees(2)	1,203,796	626,030
All other fees(3)	1,895	1,895
Total fees	4,417,541	3,888,225
(1)Consists of fees for professional services rendered in connection with the audit of our consolidated financial statements, including audited financial statements and internal control over financial reporting presented in our Annual Report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports, and services normally provided in connection with regulatory filings. Fees for the fiscal year ended February 2, 2025 have been adjusted to exclude $10,000 in estimated fees, which were previously included.
(2)Consists of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance. Fees for the fiscal year ended February 2, 2025 have been adjusted to exclude $8,288 in estimated fees incurred from Deloitte & Touche affiliates, which were previously included.
(3)Consists of fees related to a research tool subscription.

30

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRE-APPROVAL POLICIES AND PROCEDURES
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, the audit committee has the responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has a practice of, and has adopted a policy and procedures for, the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche. The audit committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
All of the services provided by Deloitte & Touche for our fiscal years ended February 1, 2026 and February 2, 2025, as described in the “Principal Accountant Fees and Services” table, were pre-approved by the audit committee or our board of directors. Our audit committee has determined that the rendering of services other than audit services by Deloitte & Touche is compatible with maintaining the principal accountant’s independence.
AUDIT COMMITTEE REPORT
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended February 1, 2026 with the management of Everpure. The audit committee has discussed with its independent registered public accounting firm, Deloitte & Touche, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The audit committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in Everpure's Annual Report on Form 10-K for the fiscal year ended February 1, 2026.
Audit Committee
JOHN MURPHY (chair)
SUSAN TAYLOR
GREG TOMB
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2026 PROXY STATEMENT	31

PROPOSAL 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our board of directors recommends a vote FOR the approval of the compensation of our named executive officers as described in this proxy statement.
We are seeking approval, on an advisory basis, of the compensation of our named executive officers for the fiscal year ended February 1, 2026, as described in this proxy statement below in the sections titled “Compensation Discussion and Analysis” and “Executive Compensation.” This vote is not intended to address any specific item of compensation and is rather intended to address the overall compensation of our named executive officers and the policies and practices as described in this proxy statement.
Our compensation programs are overseen by our compensation committee and reflect our general compensation philosophy for all employees, including our executive officers. Our executive compensation program is designed to attract, reward and retain highly qualified executives and motivate them to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. We evaluate and reward our executive officers through compensation intended to motivate them to identify and capitalize on opportunities to grow our business and maximize stockholder value over time.
We strive to provide an executive compensation program that is market competitive and is designed to provide both a foundation of fixed compensation (base salary) and a significant portion of performance-based compensation (short-term and long-term incentives) that are intended to align the interests of our executive officers with those of our stockholders. Our compensation committee maintains an executive compensation program designed to incentivize revenue growth, profitability, customer satisfaction, and growth in subscription services revenue, as well as to enhance management's long-term focus through multi-year performance awards and stock-based compensation, while not encouraging unnecessary or excessive risk taking. We believe this program drives alignment with long-term value creation for stockholders.
This vote is advisory and therefore not binding on the company or on our board of directors. Our board of directors and its committees value the opinions of our stockholders and to the extent there is any significant vote against the executive compensation described in this proxy statement, our compensation committee will consider the impact of such vote on our compensation policies and decisions. Our stockholders have previously recommended, and our board of directors has approved, a frequency of each year for advisory votes on executive compensation. Accordingly, the next scheduled Say-on-Pay vote will be at our 2027 Annual Meeting of Stockholders.
VOTE REQUIRED
An affirmative vote from holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to approve the compensation of our named executive officers for the fiscal year ended February 1, 2026.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Everpure board of directors that the section titled "Compensation Discussion and Analysis" be incorporated by reference in Everpure's Annual Report on Form 10-K for fiscal 2026 and included in this proxy statement.
Compensation and Talent Committee
ANDREW BROWN (chair)
ROXANNE TAYLOR
SUSAN TAYLOR
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

32

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
OUR EXECUTIVE OFFICERS
The biographical information for Messrs. Giancarlo and Colgrove is as set forth above in the section titled “Election of Directors.” The following is the biographical information for our other incumbent named executive officers, as of the date of this proxy statement:

TAREK ROBBIATI Chief Financial Officer Age: 60

Tarek Robbiati has served as our Chief Financial Officer since June 2025. Previously, Mr. Robbiati served as Chief Executive Officer of RingCentral, Inc. from August 2023 to December 2023, and as a member of its board of directors from December 2022 to December 2023. Mr. Robbiati served as Executive Vice President, Chief Financial Officer and Head of Strategy of Hewlett Packard Enterprise Co. (HPE) from September 2018 to August 2023. Before joining HPE, Mr. Robbiati served in several executive leadership roles at Sprint Corporation, FlexiGroup Limited in Australia, Telstra International Group in Hong Kong, and Hong Kong CSL Limited. He holds a Baccaleaureat C, from Lycée Chateaubriand Rome, a Master of Science Nuclear Physics and Electronics from École Nationale Superieure d’Ingenieurs de Caen, a Master of Science Business Administration from IAE Caen and a Master of Business Administration from the London Business School.

AJAY SINGH Chief Product Officer Age: 68

Ajay Singh has served as our Chief Product Officer since January 2021. Previously, Mr. Singh worked at VMware from May 2015 to January 2021, most recently as the Senior Vice President – General Manager of the Cloud Management Business Unit. Mr. Singh received a Bachelor of Technology degree in Electrical Engineering from the Indian Institute of Technology, Kanpur, an M.S. Electrical Engineering (Computer Engineering) from Carnegie-Mellon University and an M.B.A. from Stanford University Graduate School of Business.

PATRICK FINN Chief Revenue Officer Age: 62

Patrick Finn has served as our Chief Revenue Officer since November 2025. Previously, Mr. Finn served as principal and founder of Finn Advisors, a consulting and advisory service that assisted companies with go to market strategy, from 2016 to 2025. Mr. Finn previously served as Vice President Americas at Cloudflare, an internet infrastructure services company, from June 2024 to July 2025, as Senior Vice President of Global Industries for Iron Mountain, an information management company, from June 2023 to June 2024, as President and General Manager of SS&C Blue Prism, a company offering business process automation software, from December 2020 to November 2022, and as Executive Vice President Americas at Teradata, a company offering data warehousing and analytics software, from 2019 to 2020. Previously, Mr. Finn served in various sales leadership roles at Cisco, from 1996 to 2016, including as Cisco’s Senior Vice President, US Public Sector. Mr. Finn holds a B.B.A. in Management Information Systems from Pace University and an M.S. in Telecommunication & Computer Management from NYU.

2026 PROXY STATEMENT	33

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides an overview of the material elements of our executive compensation program during fiscal 2026 for our “named executive officers,” whose compensation is set forth in the Summary compensation Table and other compensation tables contained in this proxy statement. This section discloses our engagement with stockholders regarding the results of the prior advisory vote on the compensation of our named executive officers. In addition, this section discusses our executive compensation philosophy, objectives and design; how and why our compensation committee arrived at the specific compensation policies and decisions relating to fiscal 2026; the role of our compensation committee’s compensation consultant; and the compensation peer group used in evaluating our executive compensation program. This section also discusses the compensation-setting process during fiscal 2026 and final payout determinations after the end of fiscal 2026.
EXECUTIVE SUMMARY
For fiscal 2026, our compensation committee approved compensation packages for our executive officers that maintained our robust pay-for-performance philosophy, incentivizing revenue growth balanced with improved profitability. The committee retained a customer satisfaction measure, Net Promoter Score (NPS), which we have tracked and published for several years and which we view as critical to our long-term success. The committee also retained a metric relating to the growth in sales of subscription services, which it believes to be a valuable indicator of our success in growing our recurring revenue streams.
Our compensation committee continued to link the majority of our named executive officers’ compensation to these key performance measures, as well as share price through the use of equity awards. Specifically, in addition to a base salary, other than Mr. Finn who joined Everpure near the end of fiscal 2026, our named executive officers’ target total direct compensation included annual short-term and long-term incentives that are based on our attainment of key business objectives. For fiscal 2026, our cash bonuses were dependent on revenue, profitability and NPS, as well as individual executive performance.
Our equity compensation continues to be 100% performance-based equity awards, with the exception of officers hired in fiscal 2026, who also received time-based restricted stock unit awards as part of their incentive to join Everpure. We believe this is a market-leading practice that strongly aligns executive pay with stockholder interests, differentiating us from the majority of our compensation peer group, where it is more prevalent to grant a blended mix of time-based RSUs and PSUs. Our performance-based equity awards were earned based on a combination of revenue and total contract value sales of our storage-as-a-service offerings (TCV Subscription Sales). The final value recognized by our NEOs for these equity awards depends on Everpure's share price and corporate performance relative to pre-established goals.
FISCAL 2026 BUSINESS AND FINANCIAL HIGHLIGHTS
We delivered strong business and financial results in fiscal 2026, growing full year revenue to $3.7 billion and remaining performance obligations (RPO) to $3.7 billion, an increase of 16% and 40% year-over-year, respectively. We achieved positive non-GAAP operating margin of 17.3% and grew subscription services revenue by 15% year-over-year.

REVENUE GROWTH
(in billions)
16% year-over-year growth

RPO GROWTH
(in billions)
40% year-over-year growth

✔We increased our customer NPS to 84, among the highest in the industry, and added over 1,000 new customers.
✔We grew subscription annual recurring revenue (Subscription ARR) to $1.9 billion, up 16% year-over-year.
✔We are now Everpure. Our new identity represents our evolution from redefining storage to rethinking data management, as we help customers unleash the power of data.
✔We surpassed $1 billion in quarterly revenue for the first time in fiscal 2026 Q4.
✔We were again named a leader in the Gartner Magic Quadrants for both Primary Storage and Distributed File Systems & Object Storage.

34

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Subscription ARR is a key business metric calculated as the annualized recurring contract value of all active, non-cancelable customer subscription agreements with subscription terms of any length at the end of a fiscal quarter, plus on-demand billings for the quarter multiplied by four. Non-GAAP operating margin is defined as non-GAAP operating profit divided by revenue. See 41 of this proxy statement for a description of the reconciliation of non-GAAP operating profit to GAAP operating income. TCV Subscription Sales, or bookings, of Everpure's Evergreen//One and similar consumption- and subscription-based offerings, is an operating metric, representing the value of orders received during the fiscal year.
NAMED EXECUTIVE OFFICERS DURING FISCAL 2026
Our named executive officers for fiscal 2026 are:
•Charles Giancarlo, our Chairman and Chief Executive Officer (our CEO);
•Tarek Robbiati, our Chief Financial Officer;
•John Colgrove, our Chief Visionary Officer and Founder;
•Ajay Singh, our Chief Product Officer;
•Patrick Finn, our Chief Revenue Officer; and
•Kevan Krysler, our former Chief Financial Officer.
In June 2025, Tarek Robbiati joined Everpure as our Chief Financial Officer, and Kevan Krysler transitioned out of his role as our Chief Financial Officer. Mr. Krysler will provide transitional advisory services to Everpure until June 30, 2026. In November 2025, Patrick Finn joined Everpure as our Chief Revenue Officer. For information about the compensation to be paid to Messrs. Robbiati and Finn, see “New Officer Compensation Packages” below.
FISCAL 2026 EXECUTIVE COMPENSATION HIGHLIGHTS
In fiscal 2026, the key highlights of our executive compensation program included:

UPDATED PEER GROUP	BASE SALARY AND BONUS TARGETS	BONUS BASED ON PERFORMANCE	EQUITY BASED ON PERFORMANCE
We reviewed and updated our compensation peer group to ensure our executive compensation was comparable and competitive relative to similar growth technology companies.	We assessed and maintained the existing base salaries, with no salary increases. We maintained bonus targets for our executive officers at 100% of base salary.
We set cash bonus targets based on revenue growth, non-GAAP operating profit and NPS.
We exceeded these corporate metrics, resulting in a corporate performance factor at 123% of target, with individual performance factors for individual executive officers ranging from 125% to 150%.

We granted equity awards dependent on growth in annual revenue and TCV Subscription Sales.
Equity awards were earned at 187% of target, based on results that significantly exceeded targets for this combined corporate metric.

Our pay-for-performance framework utilizes key performance metrics to align our executives' interests with our stockholders in order to drive long-term value creation and encourage execution on our business strategy in a highly dynamic industry. In fiscal 2025, our named executive officers' actual compensation (salary, earned bonus and earned portion of equity awards) was, on average, 79% of target compensation (salary, target bonus and grant date fair value of equity awards). In fiscal 2026, our executive officers delivered impressive results and accordingly received actual pay above target compensation, evidencing that these financial incentives are aligned with the company’s success.
In fiscal 2026, we delivered revenue of $3.663 billion, exceeding our $3.516 billion target, achieved non-GAAP operating profit of $635 million, exceeding our $598 million target, and increased our industry-leading NPS from 81 to 84, among the highest in our industry. We also held each executive officer accountable with individual performance objectives. For the cash bonus program, our executive officers delivered results in fiscal 2026 that exceeded the foregoing targets set at the start of the year, and accordingly their actual pay exceeded their target pay. For our equity program, we significantly exceeded our revenue and TCV Subscription Sales targets, resulting in a 187% payout for the fiscal 2026 performance-based restricted stock unit (PSU) awards.

2026 PROXY STATEMENT	35

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our compensation committee monitored the long-term performance-based stock unit awards, which were granted in fiscal 2024 (the 2024 5-Year PSU Awards), and granted new long-term performance-based stock unit awards during fiscal 2026 to our new Chief Financial Officer and Chief Revenue Officer (the 2026 5-Year PSU Awards and together with the 2024 5-year PSU awards, the 5-Year PSU Awards). The 5-Year PSU Awards were designed to further focus executive officers on building sustained stockholder value over the respective five-year performance periods of these awards. See a detailed description below in the section titled “Long-Term Equity Compensation.”
STOCKHOLDER ENGAGEMENT
At our annual meeting of stockholders held in June 2024, our stockholders did not approve the non-binding advisory vote on the compensation of our named executive officers (a Say-on-Pay vote), with slightly more than 40% of votes cast in favor of our fiscal 2024 compensation program. In response, during fiscal 2025 our compensation committee and management conducted extensive outreach to investors representing 67% of our outstanding shares and engaged with investors representing 48% of our outstanding shares, with the chair of our compensation committee personally participating in discussions with investors representing 40% of our outstanding shares. Through this process, the committee gained a detailed understanding of stockholder feedback on our pay practices, including concerns about the combined effect of the 2024 5-Year PSU Awards and the modification of the fiscal 2024 PSU awards, and expectations for a more measured equity program going forward.
In direct response, for fiscal 2025 our compensation committee (i) reset equity grant levels to be aligned with our historical practices and compensation peer group benchmarking, and (ii) maintained a disciplined pay-for-performance framework in which the annual PSU awards paid out at 73% of target.
At our annual meeting of stockholders held in June 2025, following these engagement efforts and related refinements to our program, stockholders approved the proposal regarding the compensation of our named executive officers, with more than 73% of the votes cast in favor of our fiscal 2025 compensation program. Our compensation committee considered the results of our annual Say-on-Pay vote and stockholder feedback gathered throughout the year, and in fiscal 2026 it again reached out to investors to confirm that the actions taken in response to the 2024 vote have appropriately addressed stockholder concerns and to solicit additional perspectives on our executive compensation program. We reached out in the summer and fall of 2025. The independent chair of our compensation committee was involved in leading our outreach efforts, working to understand and respond to stockholder perspectives regarding our executive compensation program.
We were pleased that stockholders were receptive, and engagement by stockholders held steady year over year, in terms of the portion of shares represented and the number of stockholders willing to meet with us.
Total Contacted
We reached out to stockholders representing 63% of our outstanding shares, based on available information, as of June 30, 2025.
Total Engaged
We engaged in discussions with stockholders representing 48% of our outstanding shares, which is all stockholders that indicated a willingness to engage.
The feedback we received on executive compensation was generally supportive and did not reveal broad or recurring concerns with our pay‑for‑performance philosophy, program design or pay outcomes. A few discrete comments touched on program design refinements, such as the suitability of (i) using revenue as a component for both the annual cash bonus and equity award programs, and (ii) a performance period of one year for the annual equity award program, rather than a multi-year performance period.
In response, the committee engaged its independent consultant, Meridian, to conduct a market analysis of incentive pay practices. After reviewing this analysis with Meridian and debating the trade-offs of different approaches, the committee ultimately reaffirmed that the current design metrics are well suited for Everpure's business and compensation objectives.

36

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The committee believes that revenue is presently the single most important indicator of market share gain and the successful scaling of our platform, and that annual performance period targets allow the committee to set rigorous, stretch goals that reflect the most current market conditions and technological shifts, which can change significantly over a multi-year horizon. By establishing targets annually, executive incentives remain tightly coupled with the immediate strategic priorities that drive long-term value, particularly where 100% of the annual equity awards are tied to corporate performance metrics.
While the committee considered alternative metrics such as total stockholder return (TSR), it determined that such measures are not appropriate for Everpure at this time because they can be influenced by macroeconomic factors and broader tech-sector volatility rather than Everpure-specific performance. The committee feels that our executives should be rewarded for the fundamental execution of our business plan—specifically revenue and other important metrics—which we believe are the ultimate drivers of stock price over time. Transparent, fundamentals-based metrics provide clearer "line of sight" for our executives than TSR, which can be impacted by market swings unrelated to Everpure’s actual performance.

DISCUSSION OF OUR EXECUTIVE COMPENSATION PROGRAM
COMPENSATION PHILOSOPHY AND OBJECTIVES
We design our executive compensation program to achieve the following objectives, consistent with our pay-for-performance philosophy:
•attract and retain executive officers of outstanding ability and experience;
•motivate and reward behavior that results in exceeding our corporate performance objectives; and
•ensure that compensation is meaningfully tied to the creation of stockholder value.
We believe that our executive compensation program should include short-term and long-term elements and reward consistent performance that meets or exceeds expectations. We evaluate both performance and compensation to ensure that the compensation provided to our executive officers remains competitive relative to the compensation paid by similar companies operating in the technology industry, in particular comparable growth technology companies, taking into account the role and performance of the individual executive officer and the performance and strategic objectives of the company.
We have a long track record of demonstrating our pay-for-performance philosophy. In fiscal 2025, our named executive officers earned a 73% payout for their PSU awards, despite strong company performance and uncertainty around a newly adopted fiscal 2025 PSU metric. In the past seven fiscal years, our named executive officers' PSU awards have been earned below target four times (73%, 80%, 82.5% and 96%), and above target three times.
COMPENSATION DESIGN
With the exception of time-based equity awards granted to our newly hired executive officers, the compensation arrangements for our named executive officers consist of base salary, annual performance-based cash bonuses, performance-based equity awards, and broad-based employee benefit programs.
Our cash bonuses are funded based on annual corporate performance metrics and may be increased or decreased based on each executive officer's individual performance against organization-specific goals during the applicable year. We believe that these cash awards incentivize our executive officers to meet our short-term corporate objectives.
While we offer competitive cash compensation, equity compensation is the primary incentive element of our executive compensation program. We emphasize the use of equity compensation to encourage our executive officers to focus on the growth of our overall enterprise value which in turn creates value for our stockholders. For the last several years, we have used performance-based equity awards that may only be earned upon the achievement of company performance objectives. With few exceptions, 100% of the annual equity awards granted to our executive officers are dependent on our corporate performance, and any amount earned upon the achievement of company performance objectives is also subject to time-based vesting requirements. We believe that these equity awards align the interests of our executive officers with our stockholders and drive a longer-term focus through a multi-year vesting schedule.

2026 PROXY STATEMENT	37

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our compensation committee reviews our executive compensation program throughout the year. As part of this review process, the committee applies the objectives described above within the context of our overall philosophy while simultaneously considering the compensation levels needed to ensure that our program remains competitive. The committee also evaluates whether we are meeting our retention objectives and the potential impact of replacing key executive officers.
COMPENSATION-SETTING PROCESS
Our compensation committee is responsible for reviewing, evaluating and approving the compensation arrangements of our executive officers and for establishing and maintaining our executive compensation policies and practices. The committee seeks input and receives recommendations from members of our executive team when discussing the performance and compensation of executive officers and in evaluating the financial and accounting implications of our compensation programs and hiring decisions. The committee is authorized to engage, and has engaged, its own advisor to provide advice on matters related to executive compensation and general compensation programs. For additional information on our compensation committee, see “Board Structure and Process—Board Committees” elsewhere in this proxy statement.
ROLE OF OUR EXECUTIVE OFFICERS
Our CEO assists our compensation committee (other than for his own performance and compensation) in evaluating the performance of our executive officers and makes recommendations to the committee with respect to base salary adjustments, target cash bonus opportunities, actual bonus payments and equity awards for each executive officer. While the committee takes these recommendations into consideration, it exercises its own independent judgment in approving the compensation of our executive officers.
ROLE OF COMPENSATION CONSULTANT
Meridian continued to be engaged as our compensation committee's independent executive compensation consultant in fiscal 2026. Meridian reviewed and advised on our compensation philosophy, consulted on compensation trends and regulatory developments, assisted the committee in evaluating and updating the compensation peer group that we use to understand market compensation practices, conducted a compensation risk assessment, and provided compensation data and analysis with respect to compensation decisions during and relating to fiscal 2026. Meridian played a key role in advising on the design and implementation of the long-term performance award program as set forth below in the section titled “Long-Term Equity Compensation.”
In fiscal 2026, Meridian provided services to us relating to our executive and director compensation programs. Meridian maintains internal policies specifically designed to prevent conflicts of interest. Our compensation committee assessed the independence of Meridian, taking into account, among other things, the factors set forth in Exchange Act rules and NYSE listing standards and concluded that no conflict of interest has arisen with respect to the work these consultants perform for the committee.
COMPENSATION PEER GROUP
Our compensation committee generally refers to peer group data when reviewing our executive officers’ compensation. This compensation peer group is intended to reflect companies with similar revenues, revenue growth, headcount and comparable market capitalization, in the following industries: applications software, systems software, internet services and infrastructure, or technology, storage and peripherals.
In preparation for fiscal 2026, our compensation committee, in consultation with Meridian, evaluated our compensation peer group and made adjustments, removing companies that had been acquired during the previous year and adding other more relevant growth technology companies of comparable size with which we may compete for talent. The committee selected a group of peer companies that, at the time of evaluation, had median annual revenues of $3.4 billion. The committee generally selected companies with a financial profile consistent with Everpure's, reflecting solid annual revenue growth, and it continued to retain some companies with substantially higher market capitalizations, as the committee believed that these companies aligned well with Everpure's underlying business fundamentals.

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our compensation peer group for fiscal 2026 consisted of the following companies:

Akamai (AKAM)	Datadog (DDOG)	Guidewire (GWRE)	Nutanix (NTNX)
Arista Networks (ANET)	Elastic (ESTC)	Juniper Networks (JNPR)	Palo Alto Networks (PANW)
Box (BOX)	F5 (FFIV)	Logitech (LOGI)
Dropbox (DBX)	Fortinet (FTNT)	NetApp (NTAP)

Our compensation committee considers the compensation levels of the executives at the companies in our compensation peer group to provide general guidance and a reference for market practices, without rigidly setting compensation based on specific percentiles relative to the peer group.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program consists of three principal elements:
•base salary;
•annual performance-based cash bonuses; and
•annual and long-term performance-based equity awards.
The following charts show the pay mix for our CEO and, on average, Messrs. Robbiati, Colgrove, and Singh (based on base salary, target cash bonus and the grant date fair value of equity awards at target):

CEO - % OF TOTAL TARGET PAY

5% Base Salary
9% Cash Bonus
86% Equity

AVERAGE OF ROBBIATI, COLGROVE, AND SINGH - % OF TOTAL TARGET PAY

5% Base Salary
9% Cash Bonus
86% Equity

Because Mr. Krysler ceased to serve as a named executive officer during fiscal 2026, and Mr. Finn was not eligible to receive a cash bonus during fiscal 2026, they have been excluded from the chart.
BASE SALARY
We offer base salaries that are intended to provide a stable level of fixed compensation to our executive officers for performance of their day-to-day responsibilities. Each executive officer’s base salary was first established based on market competitive ranges and as the result of arm’s-length negotiations with each individual at the time of initial hire. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted based on factors such as performance, role criticality and scope, market data and internal comparisons.
In February 2025, our compensation committee reviewed and discussed the compensation arrangements for our incumbent executive officers and considered compensation data provided by Meridian, as well as observations regarding executive performance and compensation from our CEO. In March 2025, our compensation committee reviewed the base salaries of our incumbent executive officers, and after considering its prior review, the mix of existing compensation components and a competitive market analysis, decided to maintain the base salaries of our executive officers at their existing levels.

2026 PROXY STATEMENT	39

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The following table sets forth the annual base salaries for our named executive officers for fiscal 2026:

Name	Fiscal 2025 Base Salary ($)	Fiscal 2026 Base Salary ($)	Percentage Increase
Charles Giancarlo	850,000	850,000	0%
Tarek Robbiati	—	650,000	—
John Colgrove	550,000	550,000	0%
Ajay Singh	550,000	550,000	0%
Patrick Finn	—	650,000	—
Kevan Krysler	550,000	550,000	0%
As noted above, Messrs. Robbiati and Finn joined Everpure in June 2025 and November 2025, respectively, and their salaries were pro-rated accordingly. Annualized salaries are shown in the table above.
ANNUAL CASH BONUSES
We provide our executive officers the opportunity to earn annual cash bonuses on substantially the same basis as our employees who are eligible under our corporate bonus program. These cash bonuses are intended to encourage the achievement of corporate performance objectives, particularly our financial goals, as well as individual performance factors. The metrics and goals are set annually in connection with our annual business planning cycle, and are directly connected to our business plans and goals, and more specifically to organization-specific goals for each executive officer.
In March 2025, our compensation committee reviewed the target cash bonus opportunities of our incumbent executive officers and determined that their target cash bonus opportunities would remain at the same level as fiscal 2025, or 100% of base salary. Our board of directors established Mr. Robbiati's target cash bonus opportunity in June 2025. Our board of directors established Mr. Finn's target cash bonus opportunity in November 2025.
The following table sets forth the annual target cash bonus opportunities (expressed as a percentage of base salary) of our named executive officers for fiscal 2026:

Name	Fiscal 2026 Target Bonus ($)	Bonus Opportunity as a % of Base Salary
Charles Giancarlo	850,000	100%
Tarek Robbiati*	400,000	100%
John Colgrove	550,000	100%
Ajay Singh	550,000	100%
Patrick Finn*	—	—
Kevan Krysler	550,000	100%
*    Because Mr. Robbiati's employment with Everpure commenced in June 2025, his maximum fiscal 2026 bonus at 100% of target was $400,000. Because Mr. Finn's employment with Everpure commenced in November 2025, he was not eligible to earn a bonus in fiscal 2026.
Our compensation committee also met with management and Meridian, and reviewed potential corporate performance metrics relating to fiscal 2026 cash bonuses. The committee decided to continue with the same performance metrics as the prior fiscal year for our fiscal 2026 company-wide cash bonus program, specifically: (i) revenue, (ii) non-GAAP operating profit, and (iii) NPS, which in combination constitute the corporate performance factor. The start of fiscal 2026 was characterized by an uncertain geopolitical environment and the potential for material disruptions driven by the imposition of broad-based tariffs and global supply chain volatility. As a result, the committee deliberated carefully regarding the targets and payout ranges for these performance metrics in the face of this uncertainty, ultimately electing to establish rigorous financial targets that required significant operational execution and growth relative to prior years in order to achieve a target payout.

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
These metrics were weighted as follows:

Metric	Weighting	Rationale
Revenue	60%	To drive revenue growth
Non-GAAP Operating Profit	25%	To demonstrate operating discipline and leverage
NPS Score	15%	To maintain or improve customer experience
In selecting these metrics, our compensation committee believed that our management would be incentivized to grow Everpure's business and take market share, while improving profitability and maintaining Everpure’s customer experience, during fiscal 2026.
Our compensation committee set the following goals for the revenue and profit components:
•Revenue target: $3.516 billion in revenue, or around 11% year-over-year growth.
•Profit target: $598 million in non-GAAP operating profit, or around 7% year-over-year growth.
Our compensation committee selected NPS as the best generally-accepted customer satisfaction measure. Our customer-centric business model has been recognized by customers and the industry as a differentiator. We use a third party to conduct an NPS survey of our customers regarding whether they would recommend us to their peers on a 1-10 scale. Our prior audited NPS was 81, among the highest scores benchmarked for B2B companies by our third-party vendor. For fiscal 2026, the committee set a target for funding of the NPS portion that was deemed an appropriate measure and incentive in maintaining or improving Everpure's customer experience.
For purposes of the cash bonus program, non-GAAP operating profit was defined as GAAP operating income excluding the following: stock-based compensation expense, payments to former stockholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, and restructuring costs related to severance and termination benefits. A reconciliation of this measure to the comparable GAAP financial measure can be found in exhibit 99.1 to the current report on Form 8-K furnished to the SEC on February 25, 2026.
The cash bonus components were subject to scaled payout ranges as follows:

	Revenue ($M)	Funding		Operating Profit ($M)	Funding		NPS Score	Funding
Maximum	3,727	200%	Maximum	670	200%	Maximum	84	200%
Target	3,516	100%	Target	598	100%	Target	80	100%
	2,989	25%		330	25%		78	50%
Threshold	< 2,989	—%	Threshold	< 330	—%	Threshold	< 78	—%
In addition to the corporate performance factor, specific goals for the individual performance factors were determined by our CEO, or in the case of the CEO, by the compensation committee, and in each case were considered stretch goals. The committee considered the individual performance of each executive officer and determined an individual performance factor based on the individual performance of an executive officer during the year.
During fiscal 2026, the compensation committee met multiple times and monitored company performance and the individual performance of our executive officers. In September 2025, we paid 40% of the target cash bonus opportunity, consistent with the past practice and after determining that the company was on track to reach threshold corporate performance under the program.
In March 2026, our compensation committee reviewed our corporate performance for fiscal 2026, which was achieved as follows: (i) full year revenue of $3.663 billion, against a target of $3.516 billion, (ii) full year non-GAAP operating profit of $635 million, against a target of $598 million, and (iii) an audited NPS of 84, against a target range of 78 to 84. Our NPS increase to 84 from 81 in the prior fiscal year underscores our exceptional customer loyalty and satisfaction, and is especially notable given that we added over 1,000 new customers over the same period. While our outperformance on these metrics generated a substantially higher initial funding calculation under the plan metrics, the compensation committee retains discretion to determine the final corporate bonus funding. After considering input from our CEO, as well as the importance of aligning executive compensation with overall stockholder returns, the committee applied its judgment to provide a payout funding that was lower than the calculated payout funding. To ensure a balanced outcome that rewarded operational

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
excellence while maintaining prudent capital management, the committee designated a corporate performance factor of 123% for our executive officers.

REVENUE	NON-GAAP OPERATING PROFIT	NPS SCORE
$3.7 billion	$635 million	84
Our compensation committee then evaluated the individual performance of our executive officers during fiscal 2026, including against the accomplishment of organizational and leadership goals such as strategic objectives, leadership within the organization, talent acquisition and retention and fiscal management. These goals were focused around Everpure's key objectives for fiscal 2026. The following factors specific to each executive officer were considered by the committee:
•Mr. Giancarlo: Drove an exceptional year of performance, setting Everpure’s strategic direction into data management, as well as our AI- and cloud-driven data services, while delivering revenue and operating profit well above plan. Deepened relationships with hyperscale and large enterprise customers, while overseeing successful launches of key platform innovations that reinforced Everpure’s technology and market leadership. Built and aligned a high-performing executive team - including new leaders in Finance and Go-To-Market - and continued to shape a culture that attracts and develops top talent, reinforcing Everpure’s position as both a market leader and employer of choice.
•Mr. Robbiati: Strengthened Everpure’s finance function as a growth enabler in his first year as Chief Financial Officer, supporting reaccelerated top-line and operating profit growth well above plan while balancing investment and margin expansion. Drove operational excellence and compliance in Finance.
•Mr. Colgrove: Achievement and vision continuing to drive Everpure's technology advancements and culture of innovation, and partnership with Messrs. Giancarlo and Singh on driving long-term strategies, including Enterprise Data Cloud, in shaping Everpure's future technology roadmap and growth.
•Mr. Singh: Continued to lead a highly productive product and engineering organization, supporting overachievement of company revenue targets. Delivered key product bets, including R5, FB//EXA GA, Pure Protect v2 and a specific Fusion milestone, while advancing Enterprise File and Unified Object. Drove engineering excellence and convergence initiatives and strengthened enterprise customer-health programs, as well as the senior product and engineering bench.
Our CEO recommended individual performance factors for each executive officer and provided the committee with the reasoning behind his recommendations. The committee discussed the individual performance factor for each executive officer and, with the CEO absent, for our CEO. After discussion, the committee made determinations relating to each executive officer’s individual performance. The committee evaluated each of our named executive officers individually and ultimately determined the individual performance factor for each of our named executive officers, as set forth in the table below, which was multiplied by the 123% corporate performance factor to calculate the earned bonus amount. The actual bonus amounts below include the partial bonus payout in September 2025, and the remaining amount of the bonus, which was paid in April 2026, after the final reviews described above.
The following table provides information regarding the annual target bonus opportunities, corporate funding, individual performance factor, and the actual cash bonuses earned by our named executive officers as of the end of fiscal 2026:

Name	Target Bonus ($)	Corporate Performance Factor	Individual Performance Factor	Actual Bonus Earned ($)
Charles Giancarlo	850,000	123%	150%	1,568,250
Tarek Robbiati	400,000	123%	125%	615,000
John Colgrove	550,000	123%	150%	1,014,750
Ajay Singh	550,000	123%	125%	845,625
As noted above, because Mr. Robbiati's employment with Everpure commenced in June 2025, his maximum fiscal 2026 bonus at 100% of target was $400,000. Because Mr. Finn's employment with Everpure commenced in November 2025, he was not eligible to earn a bonus in fiscal 2026.
Mr. Krysler was paid a bonus pursuant to the terms of his Separation and Release Agreement and Advisor Agreement which are described below under the section titled "Transition Package for Mr. Krysler."

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
ANNUAL EQUITY COMPENSATION
We provide our executive officers with performance-based restricted stock unit (PSU) awards to drive long-term value creation, support retention and align our executives with the long-term interests of our stockholders. We believe that strong long-term corporate performance is achieved with a compensation program that encourages a multi-year focus by our executive officers through the use of equity compensation, the value of which depends on the performance of our common stock. For this reason, our long-term incentive compensation to date has largely been provided in the form of PSU awards to further align the interests of our executive officers with the interests of our stockholders and to incentivize our executive officers through the appreciation in stock price of our common stock.
The size and form of the equity awards for our executive officers are determined by our compensation committee at a level that it believes is competitive with current market conditions (as reflected by data from our compensation peer group), and after taking into account factors such as each individual executive officer’s role and scope of responsibilities, past performance, current equity holdings and expected future contributions. For the last several years, the committee has largely granted 100% PSU awards to align our executive officers' financial incentives with company performance and the creation of stockholder value.
As noted above, the start of fiscal 2026 was characterized by an uncertain geopolitical environment and the potential for material disruptions driven by the imposition of broad-based tariffs and the volatility in the global supply chain. As a result of this uncertainty, the compensation committee deliberated carefully regarding the targets and payout ranges for the combined metric. Consistent with the bonus design process, our compensation committee evaluated the PSU program design for fiscal 2026 at its meetings in March, April and May 2025, and finalized the corporate performance metrics for the PSU awards in May 2025, with the grants effective in May 2025. To ensure that above-target payouts would only be earned for truly exceptional performance, the committee set rigorous performance PSU performance metric hurdles. The committee granted PSU awards to our executive officers that were subject to a one-year performance period, with the earned share amount to be adjusted down or up within a range of 0% to 200% of the target share amount based on our achievement of a metric that was a combination of fiscal 2026 total revenue and 70% of our TCV Subscription Sales.
The compensation committee considered adopting a multi-year performance period, and in selecting a one-year period, the committee considered Everpure's specific business circumstances and sought to achieve a balance between the desire to incorporate a specific performance-based component in the long-term incentive compensation for our executive officers with the difficulties inherent in establishing long-term performance goals in an uncertain and dynamic environment. The committee carefully considered the implications of using a one-year performance period instead of a longer period for this portion of its long-term incentive compensation; ultimately it determined that any related issues were outweighed by the desire to avoid unintended consequences or limiting Everpure’s flexibility as a result of outdated or inapplicable long-term goals in future years.
Consistent with the fiscal 2025 awards, the combined metric measured both growth in revenue and TCV Subscription Sales, and the committee believed that the metric would capture and appropriately incentivize balanced growth in Everpure's business, both its core product sales and its storage-as-a-service sales. TCV Subscription Sales, or bookings, of Everpure's Evergreen//One and similar consumption- and subscription-based offerings, is an operating metric, representing the value of orders received during the fiscal year. The earned shares, if any, would be subject to a time-based vesting requirement over a three-year period, with 1/3rd vesting in March 2026 and the remainder vesting quarterly thereafter, subject to continued service with us on each vesting date.
The following table sets forth the PSU awards (at target and maximum) granted to our named executive officers for fiscal 2026:

Name	Target Shares	Maximum Shares
Charles Giancarlo	289,020	578,040
Tarek Robbiati*	74,640	149,280
John Colgrove	171,271	342,542
Ajay Singh	96,340	192,680
Kevan Krysler	96,340	192,680
*    As noted above, Mr. Robbiati joined Everpure in June 2025 and the target number of PSU shares for his award was adjusted accordingly. Mr. Finn joined Everpure in November 2025 and did not receive a PSU award in fiscal 2026.

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The following table presents potential fiscal 2026 PSU payout multiples relative to the combined performance metric (total revenue and 70% of TCV Subscription Sales), with payouts between the minimum and maximum, to be determined on a linear basis:

	Revenue + 70% of TCV Subscription Sales ($M)	Funding
Maximum	4,057	200%
Target	3,822	100%
Minimum	< 3,057	—%
We set our revenue target of $3.516 billion and TCV Subscription Sales target of $436 million. During fiscal 2026, our compensation committee monitored the combined performance metric for the PSU awards. We reached full year revenue of $3.663 billion, against a target of $3.516 billion, and TCV Subscription Sales of $520 million, against a target of $436 million. As such, we exceeded both our revenue target and our TCV Subscription Sales target.
In March 2026, the compensation committee reviewed these financial results and determined achievement of $4.027 billion for the combined metric and, based on this achievement, approved a payout of 187% of the shares subject to the PSU awards. The earned shares started vesting in March 2026, subject to the remaining vesting period.

Name	Target Shares	Payout	Earned Shares
Charles Giancarlo	289,020	187%	540,467
Tarek Robbiati	74,640	187%	139,577
John Colgrove	171,271	187%	320,277
Ajay Singh	96,340	187%	180,156
Kevan Krysler	96,340	187%	180,156
The 187% payout of the fiscal 2026 PSU awards demonstrated the success of our compensation committee's focus on pay-for-performance, and for fiscal 2026, the combined metric was deemed to adequately capture the positive results for the fiscal year, including the exceeding the revenue target and the TCV Subscription Sales target.
LONG-TERM EQUITY COMPENSATION
In fiscal 2024, we introduced the opportunity for our executive officers to earn shares of our common stock through long-term performance-based stock unit awards. These 2024 5-Year PSU Awards were designed in consultation with Meridian, with a focus on the best interests of stockholders and are intended to be additive to the annual PSU awards. Our compensation committee met numerous times to design the program relating to the 2024 5-Year PSU awards. Further, our board of directors believes that the 2024 5-Year PSU awards will contribute to driving strong, sustained levels of growth in future years, inspiring innovation and resourcefulness by management, and creating a significant incentive to achieve Everpure’s strategic priorities over a five-year period, all of which is aligned with strong stockholder value creation.
2024 5-Year PSU Awards
The following chart summarizes certain key features of the 2024 5-Year PSU Awards:

Performance metric	$21.0 billion market capitalization (stock price multiplied by shares outstanding)
Vesting date	March 20, 2028
Measurement	33%, 67% or 100% of award is banked if the performance metric is achieved as of the last trading day of fiscal 2026, 2027 and 2028, respectively
Post-vest holding period	1 year post vesting holding requirement, through March 20, 2029
Status at end of fiscal 2026	33% of the shares have been banked, though no shares will vest until March 2028

The committee believes that these awards are working as expected, and have served as a strong incentive for our executive officers to continue creating long-term value for stockholders. In particular, the committee is encouraged by management's pursuit of significant new opportunities to lead the large-scale deployment of flash into hyperscaler and AI data centers, which since the grant date has been successfully evidenced by key milestones including meaningful shipments of its products for its industry-first design win with a major hyperscaler, and the shipment of FlashBlade//EXA for next-generation, GPU-intensive AI and HPC workloads. The first measurement date was at the end of fiscal 2026, and the market capitalization metric was $23.08 billion, above the $21.0 billion requirement. Accordingly, 33% of the shares have been banked for executives who

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PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
continue with the company, though no shares will vest until March 2028. The following table sets forth the maximum number of 2024 5-Year PSU Award shares that our named executive officers are eligible to earn, along with the number of shares banked following certification that the market capitalization performance metric was achieved at the end of fiscal 2026. Unlike performance awards that may include an upside multiplier, the payout opportunity for the 5-Year PSU Awards is strictly capped at 100%, meaning there is no opportunity for our executive officers to earn shares in excess of their target amount.

Name	Maximum Shares	Banked %	Banked Shares
Charles Giancarlo	813,526	33%	268,464
John Colgrove	284,734	33%	93,962
Ajay Singh	284,734	33%	93,962
Because Mr. Krysler's services to Everpure will end prior to the 2024 5-Year PSU Awards vesting date in 2028, he will not receive any shares under this program and has therefore been omitted from the table above.
2026 5-Year PSU Awards
As part of their new hire packages, Messrs. Robbiati and Finn were granted 2026 5-year PSU Awards. These 2026 5-Year PSU Awards were granted to Messrs. Robbiati and Finn as part of their initial new-hire packages and, consistent with the compensation committee's approach for the 2024 5-Year PSU Awards, are intended to be a strong incentive for our executive officers to create long-term value for stockholders. The following chart summarizes certain key features of the 5-Year PSU awards granted in fiscal 2026:

Performance metric	$40.0 billion market capitalization (stock price multiplied by shares outstanding)
Vesting date	March 20, 2030, if earned
Measurement	33%, 67% or 100% of award is banked if the performance metric is achieved as of the last trading day of fiscal 2028, 2029 and 2030, respectively
Post-vest holding period	1 year post vesting holding requirement, through March 20, 2031
Status at end of fiscal 2026	No shares have been banked or vested in 2026; the first measurement period will occur after fiscal 2028

The following table sets forth the maximum number of 2026 5-Year PSU Award shares that Messrs. Robbiati and Finn are eligible to earn.

Name	Maximum Shares	Banked %	Banked Shares
Tarek Robbiati	233,410	—%	0
Patrick Finn	108,840	—%	0
The 5-Year PSU awards also contain provisions for treatment of the award upon an executive officer’s death or disability, or in connection with a change in control.
NEW OFFICER COMPENSATION PACKAGES
In June 2025, Mr. Robbiati was appointed as our Chief Financial Officer. In connection with his appointment, our board of directors approved a compensation package for Mr. Robbiati, including a base salary of $650,000 and target cash bonus opportunity of 100% of his base salary, or $650,000. Mr. Robbiati also received an RSU award covering 223,921 shares of our common stock. This award will vest as to 25% of shares subject to the RSU award on September 20, 2026, with the remaining shares subject to this award vesting in equal quarterly installments over the subsequent 12 quarters, subject to Mr. Robbiati’s continuous service with us on each such vesting date. In addition, Mr. Robbiati received a 2026 5-Year PSU Award covering 233,410 shares of our common stock, which will vest in accordance with the terms described above in the section titled "2026 5-Year PSU Awards." Finally, Mr. Robbiati received a PSU award covering 74,640 shares with the same performance and time-based vesting criteria as described above under the section titled "Annual Equity Compensation."
In November 2025, Mr. Finn was appointed as our Chief Revenue Officer. In connection with his appointment, our board of directors approved a compensation package for Mr. Finn, including a base salary of $650,000 and target cash bonus opportunity of 100% of his base salary, or $650,000. In addition, Mr. Finn received a one-time cash signing bonus of $1,000,000, which was designed to facilitate his recruitment in a highly competitive market and is repayable to us if he departs Everpure under certain circumstances, as set forth in his offer letter. Mr. Finn also received an RSU award covering 92,896 shares of our common stock. This award will vest as to 25% of the shares subject to the RSU award on

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December 20, 2026, with the remaining shares subject to this award vesting in equal quarterly installments over the subsequent 12 quarters, subject to Mr. Finn’s continuous service with us on each such vesting date. In addition, Mr. Finn received a 2026 5-Year PSU Award covering 108,840 shares of our common stock, which will vest in accordance with the terms described above in the section titled "2026 5-Year PSU Awards." Under the terms of his employment arrangement, Mr. Finn’s initial compensation package also includes a target grant value of $6,000,000 for a future PSU. The actual number of shares granted and earned, the applicable vesting schedule, and the timing of the award will be determined based on the approved plan design and company performance metrics to be established by our compensation committee.
Messrs. Robbiati's and Finn's compensation packages were determined through arm’s-length negotiations with our Chief Executive Officer, after considering their considerable prior experience and expertise. Recognizing that both candidates possessed highly sought-after skill sets and had multiple competitive offers from other growth companies, it was determined that the total compensation opportunity offered, including the 2026 5-Year PSU Award components, was necessary to successfully induce them to join Everpure. The compensation packages were designed to align their interests with those of our stockholders, promote long-term value creation, and recognize the skills and past experience they bring to Everpure. Our compensation committee, its consultant Meridian, and our compensation team conducted a thorough analysis to ensure that Messrs. Robbiati's and Finn's compensation packages are competitive with our peer companies and aligned with our compensation philosophy.
TRANSITION PACKAGE FOR MR. KRYSLER
On May 28, 2025, the Company and Mr. Krysler agreed that he would step down as Chief Financial Officer. In connection with this leadership transition, the board of directors determined that retaining him in a dedicated advisory capacity through June 30, 2026, was critical to ensuring financial reporting continuity, mitigating operational risk, and facilitating a seamless transition of duties to our incoming Chief Financial Officer, Mr. Robbiati. On June 29, 2025, we entered into a Separation and Release Agreement with Mr. Krysler, followed by an Advisor Agreement effective on July 1, 2025, under which he transitioned from serving as our Chief Financial Officer to an advisor to Everpure.
Under the terms of the Advisor Agreement, Mr. Krysler is providing transitional services, including steering the preparation and filing of our fiscal 2026 Annual Report on Form 10-K, guiding fiscal 2027 business planning, providing guidance for ongoing finance and operational projects, such as hyperscale business model accounting and inflight implementation of operations systems, assistance in transitioning responsibilities to Mr. Robbiati, and executing ongoing strategic finance initiatives as requested by Mr. Giancarlo and Mr. Robbiati.
In consideration for these advisory services, his execution of a general release of claims in favor of the Company, his agreement not to disparage Everpure, his agreement not to work with or for certain companies competitive with Everpure, and his ongoing compliance with post-employment restrictive covenants, Mr. Krysler will receive the following, contingent upon his continued satisfactory performance during the advisory period, continued advisory fees equivalent to his prior base salary, totaling $550,000 over the twelve-month advisory period, a fiscal 2026 bonus in the total amount of $676,500, 12 months of paid health insurance coverage, continued vesting of his outstanding equity awards through the end of his advisory services on June 30, 2026, after which all unvested shares, including his 2024 5-Year PSU Award, will be forfeited.
BENEFITS PROGRAMS
Our employee benefit programs, including our 401(k) plan with a company matching contribution, employee stock purchase plan, and health, and welfare programs, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are eligible to participate in the same employee benefit plans on the same terms and conditions as all other U.S. full-time employees.
PERQUISITES AND OTHER PERSONAL BENEFITS
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Since fiscal 2025 we have offered annual executive physical exams to our executive officers with a value of up to $7,500 per year. Amounts reimbursed for the executive physical exam are fully taxable to the executive and there is no "gross up" by the company to cover these taxes for the executive. We do not currently provide additional perquisites for our executive officers that are also not available to our employees generally. In the future, we may provide other perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment, motivation or retention purposes. All future practices with respect to perquisites or other personal benefits will be subject to review and approval by our compensation committee.

46

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
POST-EMPLOYMENT COMPENSATION
Our executive officers and certain other employees are eligible to receive severance payments, equity acceleration and health care benefits in the event of a termination of employment and/or in connection with a change in control of the company. Our compensation committee has determined that these arrangements are both competitively reasonable and necessary to recruit and retain key executives. The material terms of these post-employment payments to our named executive officers are set forth below in the section titled “Employment, Severance and Change in Control Agreements.”
OTHER COMPENSATION POLICIES
EQUITY AWARDS GRANT POLICY
The grant of equity awards must be approved either by our board of directors or our compensation committee. Our compensation committee has adopted a policy governing equity awards that are granted to our non-executive employees. This policy provides that our CEO may approve awards to non-executive employees within prescribed limits. Generally, equity awards will be effective on the 20th day of the second month of the fiscal quarter. If applicable, the exercise price of all stock options and stock appreciation rights must be equal to or greater than the fair market value of our common stock on the date of grant.
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
We do not grant stock options or similar awards as part of our equity compensation programs. If stock options or similar awards are granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a trading window established in connection with the public release of earnings information under our insider trading policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. During the period covered by this report, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2026, none of our named executive officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.
DERIVATIVES TRADING, PLEDGING AND HEDGING POLICY
Our insider trading policy prohibits our directors, officers, employees and consultants, as well as all family members and other household members of such persons and all companies controlled by such persons, from engaging in trades of our derivatives, short sales, transactions in put or call options, hedging transactions, opening margin accounts, pledging our securities, or other inherently speculative transactions with respect to our equity securities at any time.
COMPENSATION CLAWBACK/RECOUPMENT
Our compensation committee has adopted a policy requiring recoupment of any excess incentive compensation paid to our current and former Section 16 officers where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement (clawback policy). This clawback policy is intended to comply with the NYSE listing standards as required under the final rules adopted by the SEC implementing Section 10D of the Exchange Act. The recovery of such compensation applies regardless of whether a Section 16 officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement.

2026 PROXY STATEMENT	47

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
STOCK OWNERSHIP GUIDELINES
Our board of directors adopted stock ownership guidelines for our executive officers and non-employee directors. Under these guidelines, each executive officer and director is required to own shares of our common stock with a value equal to:
•5 times annual base salary for our CEO.
•2 times annual base salary for our executive officers, other than our CEO.
•5 times annual base retainer for our non-employee directors.
In determining ownership levels, credit is provided for shares held outright, shares “beneficially owned,” vested RSUs, and vested shares under any deferred compensation plan, if applicable, but not for unvested RSUs, or vested or unvested stock options. Compliance with these guidelines is required within five years of becoming subject to them. The policy includes procedures for granting exemptions in the case of severe hardship or in the event that the guidelines would prevent a director or officer from complying with a court order or applicable law. At the end of fiscal 2026, all of our executive officers and non-employee directors met, exceeded, or were on track to meet these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.
POLICY REGARDING 10b5-1 PLANS FOR DIRECTORS AND EXECUTIVE OFFICERS
Our insider trading policy generally requires that our executive officers and non-employee members of our board of directors may not trade in our equity securities during “blackout” periods and that such individuals must pre-clear trades or adopt plans in accordance with Exchange Act Rule 10b5-1 for sales of securities which they beneficially own.
COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT
Our compensation committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the committee’s determination include the following:
•We structure our compensation program to consist of both fixed and variable components. The fixed component of our program (or base salary) is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics;
•We maintain internal controls over the financial reporting, which are designed to prevent this information from being manipulated by any employee, including our executive officers;
•We maintain internal controls over the determination of sales commissions, although we do not cap cash incentive awards for our sales commission plans because we wish to reward our sales force for exceeding their objectives;
•Our employees are required to acknowledge and comply with our code of conduct which covers, among other things, accuracy in keeping financial and business records;
•Our compensation committee approves the overall annual equity pool and the employee equity award guidelines;
•A significant portion of the compensation paid to our executive officers is in the form of equity awards to align their interests with the interests of stockholders; and
•As part of our insider trading policy, we prohibit hedging transactions involving our equity securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.
TAX AND ACCOUNTING CONSIDERATIONS
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Under Section 162(m) (Section 162(m)) of the Internal Revenue Code of 1986, as amended (the Code), compensation paid to any publicly held corporation’s "covered employees" that exceeds $1 million per taxable year for any covered employee is generally non-deductible. In designing our executive compensation program and determining the compensation of our executive officers, our compensation committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. The committee retains the flexibility to provide compensation for our executive officers in a manner consistent with the goals of our compensation program and the best interests of the company and its stockholders, which includes providing for compensation that is not deductible by the company due to the Section 162(m) deduction limit.

48

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
NO TAX REIMBURSEMENT OF PARACHUTE PAYMENTS AND DEFERRED COMPENSATION
We have not provided any executive officer with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2026, and we have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.
ACCOUNTING TREATMENT
We account for stock-based compensation in accordance with the provisions of FASB ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and full-value equity awards, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the three-year or four-year performance and/or vesting period of the award). Compensation expense for shares acquired through our ESPP is recognized over the offering period. We estimate the fair value of stock options and shares acquired through our ESPP using the Black-Scholes option pricing model. This calculation is performed for accounting purposes and reported in the compensation tables below. The fair value of the 5-Year PSU awards is calculated using a Monte Carlo simulation model that takes into account similar input assumptions as the Black-Scholes option pricing model as well as the possibility that the market condition may not be satisfied and a post-vest holding period discount. The total stock-based compensation expense for the 5-Year PSU awards is being recognized over the requisite service period of nearly five years. Assumptions used in the calculation of the compensation expense for the 5-Year PSU awards are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, as filed with the SEC on March 25, 2026.

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL 2026
The following table presents all of the compensation awarded to, or earned by, our named executive officers during fiscal 2026 and, if applicable, the prior two fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Non–Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Charles Giancarlo Chief Executive Officer	2026	850,000	—	16,011,708	1,568,250	5,008	18,434,966
	2025	841,667	—	12,143,667	1,060,800	8,472	14,054,606
	2024	800,000	—	35,023,555	820,800	5,693	36,650,048
Tarek Robbiati Chief Financial Officer	2026	393,940	—	22,192,863	615,000	8,672	23,210,475
John Colgrove Chief Visionary Officer	2026	550,000	—	9,488,413	1,014,750	6,294	11,059,457
	2025	537,500	—	4,203,605	792,000	9,224	5,542,329
	2024	475,000	—	12,258,207	722,000	6,116	13,461,323
Ajay Singh Chief Products Officer	2026	550,000	—	5,337,236	845,625	8,057	6,740,918
	2025	550,000	—	3,736,505	686,400	8,260	4,981,165
	2024	550,000	—	12,258,207	585,200	5,628	13,399,035
Patrick Finn Chief Revenue Officer	2026	162,500	1,000,000	15,663,031	—	1,606	16,827,137
Kevan Krysler Chief Financial Officer	2026	229,167	—	13,619,969	220,000	808,755	14,877,891
	2025	541,667	—	5,604,758	580,800	7,091	6,734,316
	2024	500,000	—	12,258,207	494,000	5,958	13,258,165
(1)The amount shown in this column reflects a one time cash sign on bonus to Mr. Finn.
(2)The amounts shown in this column do not reflect the dollar amount actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of the stock awards granted to our named executive officers, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, filed with the SEC on March 25, 2026. The amounts for PSU awards are based on the aggregate fair value as of the grant date for PSU awards for each year, reported at 100% target achievement. For fiscal 2024 and fiscal 2026, the amounts also include the aggregate fair value as of the grant date for the 5-Year PSU Awards. The grant date fair values of the 5-Year PSU Awards were calculated based on the application of a Monte Carlo simulation model, and are reported at 100% target achievement, which are also the maximum grant date fair values of the 5-Year PSU Awards. For fiscal 2024, the amounts include the incremental fair value of the modification for the PSU awards for fiscal 2024. These amounts represent the accounting cost of the modification in the first quarter of fiscal 2025, which we have accounted for as a Type III modification under ASC 718 and have included in the fiscal 2024 amounts because we believe it is appropriate to describe and report the modification in the fiscal year for which the PSU award's performance was conditioned and earned. See “Compensation Discussion and Analysis” above for the share amounts actually earned for fiscal 2026. Assuming the highest level of the performance conditions is achieved, the value of the fiscal 2026 PSU awards in the “Stock Awards” column would be as follows: Mr. Giancarlo, $32,023,416; Mr. Robbiati, $8,167,109; Mr. Colgrove, $18,976,827; Mr. Singh, $10,674,472; and Mr. Krysler, $10,674,472. Mr. Finn did not receive a PSU Award in fiscal 2026.
The following table summarizes the elements included in the "Stock Awards" column for fiscal 2024:

Name	Aggregate Grant Date Value of the PSU Awards ($)	Aggregate Incremental Fair Value of the PSU Award Modifications ($)	Aggregate Grant Date Value of the 5-Year PSU awards ($)	Total Stock Awards for Fiscal 2024 ($)
Charles Giancarlo	9,669,313	11,068,725	14,285,517	35,023,555
Kevan Krysler	3,384,255	3,874,023	4,999,929	12,258,207
John Colgrove	3,384,255	3,874,023	4,999,929	12,258,207
Ajay Singh	3,384,255	3,874,023	4,999,929	12,258,207

50

EXECUTIVE COMPENSATION
(3)For fiscal 2026, the amount shown for Mr. Krysler in this column includes $5,910,616, representing the incremental fair value of the accounting modification related to continued vesting of his equity awards during his advisor service to Everpure, and does not represent additional stock awards actually granted to Mr. Krysler. We have computed this amount in accordance with FASB ASC Topic 718.
(4)The amounts shown in this column represent bonuses earned by our named executive officers under our cash bonus program for employees for the stated fiscal years.
(5)The amounts shown in this column for fiscal 2026 represent company contributions that we made on behalf of the named executive officers under Everpure's 401(k) plan, tax gross ups for cost for guests to participate in certain corporate events, and life insurance premiums. In addition, the amount for Mr. Colgrove includes a tax gross up on patent award program amounts, and the amount for Mr. Krysler includes $320,833 in advisor fees, a $456,500 fiscal 2026 second half bonus, $20,100 in COBRA insurance premiums, and executive physical reimbursement of $3,350, all of which were paid to him pursuant to his advisor agreement.
GRANTS OF PLAN–BASED AWARDS TABLE IN FISCAL 2026
The following table presents information regarding each grant of a cash or equity award made during fiscal 2026. This information supplements the information about these awards set forth in the “Summary Compensation Table” above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles Giancarlo	3/18/2025	—	850,000	—	—	—	—	—	—
	5/21/2025(3)	—	—	—	—	289,020	578,040	—	16,011,708
Tarek Robbiati	6/24/2025	—	400,000	—	—	—	—	—	—
	6/24/2025	—	—	—	—	74,640	149,280	—	4,083,554
	6/24/2025(4)	—	—	—	—	233,410	—	—	5,858,591
	6/24/2025(5)	—	—	—	—	—	—	223,921	12,250,718
John Colgrove	3/18/2025	—	550,000	—	—	—	—	—	—
	5/21/2025(3)	—	—	—	—	171,271	342,542	—	9,488,413
Ajay Singh	3/18/2025	—	550,000	—	—	—	—	—	—
	5/21/2025(3)	—	—	—	—	96,340	192,680	—	5,337,236
Patrick Finn	11/4/2025(4)	—	—	—	—	108,840	—	—	6,828,622
	11/4/2025(6)	—	—	—	—	—	—	92,896	8,834,410
Kevan Krysler	3/18/2025	—	550,000	—	—	—	—	—	—
	5/21/2025(3)	—	—	—	—	96,340	192,680	—	5,337,236
	5/21/2025(7)	—	—	—	—	—	—	42,818	2,372,117
	7/1/2025(8)	—	—	—	—	—	—	107,038	5,910,616
(1)The target bonus amounts for our incumbent named executive officers fiscal 2026 were established by our compensation committee in March 2025. The target bonus amount for Mr. Robbiati was established by our board of directors in June 2025. Because Mr. Finn joined Everpure in November 2025, he was not eligible to earn a bonus in fiscal 2026. For further information regarding the fiscal 2026 target cash bonuses, please see the “Compensation Discussion and Analysis-Cash Bonuses” above, with the actual amounts earned and paid as set forth in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation.”
(2)The amounts shown in this column do not reflect the dollar amount actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of the stock awards granted to our named executive officers, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, filed with the SEC on March 25, 2026.
(3)This performance-based stock award may be earned from 0% to 200% based on the achievement of a combined metric based on total revenue and 70% of our TCV Subscription Sales for fiscal 2026, which was established by our compensation committee in May 2025 for Messrs. Giancarlo, Colgrove, Singh and Krysler, and by our board of directors in June 2025 for Mr. Robbiati. Once earned, this award continued to be subject to time-based vesting, with 1/3rd of the earned shares vesting on March 20, 2026 and the remaining earned shares vesting quarterly over the following two years. See “Compensation Discussion and Analysis” above for the share amounts actually earned in fiscal 2026.

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
(4)This 5-Year PSU Award is subject to both market and service conditions. The number of shares vested under the 5-Year PSU Award will be contingent upon our market capitalization meeting or exceeding $40 billion, measured as of the end of our fiscal years ending in 2028, 2029 or 2030, subject to such employee's continuous service through March 20, 2030.
(5)The amount reported represents the number of RSUs issued to Mr. Robbiati in fiscal 2026.
(6)The amount reported represents the number of RSUs issued to Mr. Finn in fiscal 2026.
(7)The amount reported represents the number of RSUs issued to Mr. Krysler in fiscal 2026.
(8)The amount shown in this row does not reflect the dollar amount actually received by Mr. Krysler. Instead, this amount reflects the incremental fair value of the modification of stock awards previously granted to Mr. Krysler, computed as a Type III modification in accordance with the provisions of ASC 718. Specifically, on June 29, 2025, we entered into a Separation and Release Agreement and an Advisor Agreement with Mr. Krysler, effective July 1, 2025, which permitted his previously granted and outstanding equity awards to continue vesting through the conclusion of his advisory services on June 30, 2026. This resulted in an accounting modification in the second quarter of fiscal 2026. The incremental fair value modification amount was calculated as of July 1, 2025, the date on which Mr. Krysler's outstanding equity awards were modified. This amount does not reflect the grant of new awards, but instead represents the accounting cost of the modification.

52

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AS OF FEBRUARY 1, 2026
The following table presents information regarding outstanding equity awards held by our named executive officers as of February 1, 2026.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Charles Giancarlo	500,000	—	12.84	8/22/2027	—		—	—		—
	500,000	—	17.00	8/22/2027	—		—	—		—
	—	—	—	—	27,016	(3)	1,878,693	—		—
	—	—	—	—	—		—	813,526	(9)	56,572,598
	—	—	—	—	74,680	(4)	5,193,247	—		—
	—	—	—	—	—		—	289,020	(10)	20,098,451
Tarek Robbiati	—	—	—	—	223,921	(5)	15,571,466	—		—
	—	—	—	—	—		—	74,640	(10)	5,190,466
	—	—	—	—	—		—	233,410	(11)	16,231,331
John Colgrove	—	—	—	—	9,455	(3)	657,501	—		—
	—	—	—	—	—		—	284,734	(9)	19,800,402
	—	—	—	—	25,851	(4)	1,797,679	—		—
	—	—	—	—	—		—	171,271	(10)	11,910,185
Ajay Singh	—	—	—	—	9,455	(3)	657,501	—		—
	—	—	—	—	—		—	284,734	(9)	19,800,402
	—	—	—	—	22,979	(4)	1,597,960	—		—
	—	—	—	—	—		—	96,340	(10)	6,699,484
Patrick Finn	—	—	—	—	92,896	(6)	6,459,988	—		—
	—	—	—	—	—		—	108,840	(11)	7,568,734
Kevan Krysler	—	—	—	—	9,455	(3)	657,501	—		—
	—	—	—	—	—		—	284,734	(9)	19,800,402
	—	—	—	—	22,979	(4)	1,597,960	—		—
	—	—	—	—	21,248	(7)	1,477,586	—		—
	—	—	—	—	—		—	96,340	(10)	6,699,484
	—	—	—	—	34,790	(8)	2,419,297	—		—
(1)Continued vesting on all awards is subject to the individual's continuous service. Further, the unvested shares subject to these awards may be subject to accelerated vesting upon a qualifying termination, as described in the section titled “Employment, Severance and Change in Control Agreements.” All awards were granted under our 2015 Equity Incentive Plan.
(2)Based on $69.54, which was the closing price of our common stock on NYSE on January 30, 2026 (the last trading day of our fiscal year).
(3)These RSUs vested as to 33% on March 20, 2024 with the remaining vesting quarterly in equal installments thereafter over the next two years.
(4)These RSUs vested as to 33% on March 20, 2025, with the remaining vesting quarterly in equal installments thereafter over the next two years.

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
(5)These RSUs will vest as to 25% on September 20, 2026, with the remaining vesting quarterly in equal installments over a three-year period thereafter.
(6)These RSUs will vest as to 25% on December 20, 2026, with the remaining vesting quarterly in equal installments over a three-year period thereafter.
(7)These RSUs vested, and continue to vest, in equal quarterly installments over a four year period that commenced on April 20, 2024.
(8)These RSUs vested, and continue to vest, in equal quarterly installments over a four year period that commenced on June 20, 2025.
(9)Amount represents the target shares for the 5-Year PSU awards granted in fiscal 2024. The 5-Year PSU awards are subject to both market and service conditions. The number of shares vested under the 5-Year PSU award will be contingent upon our market capitalization meeting or exceeding $21 billion, measured as of the end of our fiscal years ending in 2026, 2027 or 2028, subject to the holder's continuous service through March 20, 2028.
(10)Amounts in this column represent the target shares for performance restricted stock units granted in fiscal 2026. In March 2026, the Compensation Committee determined the actual number of earned shares, based on our fiscal 2026 performance, as follows: Mr. Giancarlo, 540,467 earned shares; Mr. Robbiati, 139,577 earned shares; Mr. Colgrove, 320,277 earned shares; Mr. Singh, 180,156 earned shares; and Mr. Krysler, 180,156 earned shares. One-third of the earned shares vested on March 20, 2026 with the remainder vesting quarterly in equal installments over the next two years, subject to the holder's continuous service through such dates.
(11)Amount represents the target shares for 2026 5-Year PSU Awards granted in fiscal 2026. The 2026 5-Year PSU Awards are subject to both market and service conditions. The number of shares vested under the 5-Year PSU Award will be contingent upon our market capitalization meeting or exceeding $40 billion, measured as of the end of our fiscal years ending in 2028, 2029 and 2030, subject to the holder's continuous service through March 20, 2030.
STOCK AWARDS VESTED IN FISCAL 2026
The following table summarizes the shares of common stock that were acquired by our named executive officers upon the vesting of stock awards during fiscal 2026.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Charles Giancarlo	250,608	15,086,559
Tarek Robbiati	—	—
John Colgrove	87,313	5,256,792
Ajay Singh	100,872	5,913,133
Patrick Finn	—	—
Kevan Krysler	100,763	6,190,727
(1)The value realized on vesting is calculated by multiplying the number of shares vesting by the closing market price of our common stock on the vesting date.
NONQUALIFIED DEFERRED COMPENSATION
The following table shows executive contributions, earnings and account balances at the end of fiscal 2026 for each named executive officer participating in Everpure's Deferred Compensation Plan.(1)

Name	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Charles Giancarlo	—	—	—	—	—
Tarek Robbiati	—	—	—	—	—
John Colgrove	—	—	—	—	—
Ajay Singh	995,940	—	376,004	—	3,174,544
Patrick Finn	—	—	—	—	—
Kevan Krysler	288,640	—	89,061	99,863	408,618

54

EXECUTIVE COMPENSATION
(1)In January 2023, our compensation committee adopted the Deferred Compensation Plan (the DCP), a non-qualified deferred compensation plan established in compliance with Section 409A of the Code. U.S. employees of Everpure at the Vice President level and above, including our executive officers, are eligible to participate in the Plan. The DCP allows eligible participants to defer a portion of cash compensation derived from base salary, commissions and certain bonus awards. Deferred compensation will be paid on the date or dates selected by the participant at the time of enrollment or any amendment of that election made in compliance with the requirements of Section 409A of the Code.
(2)The executive contributions listed in this column are reported as compensation in the "salary" and "non-equity incentive plan compensation" columns of the Summary Compensation Table for the fiscal 2026 year.
(3)The amounts reported in this column reflect notional earnings and losses based on investment of funds held in the participant's account that are made at the participant's direction. Investment vehicles available mirror those offered through our 401(k) Plan. Participants are not permitted to invest in Everpure common stock through the DCP. Deferred compensation will be paid on the date or dates selected by the participant at the time of enrollment or any amendment of that election made in compliance with the requirements of section 409A of the Code. The Company has not included any portion of the earnings listed in this column as compensation in the Summary Compensation Table.
EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL AGREEMENTS
OFFER LETTERS
We have employment offer letters with each of our named executive officers, other than Mr. Colgrove. The offer letters generally provide for “at-will” employment and set forth the named executive officer’s initial base salary, initial target cash bonus opportunity, initial equity grant amount, eligibility for employee benefits and in some cases severance payments and benefits upon a qualifying termination of employment. In addition, each of our named executive officers has executed our standard proprietary information and inventions agreement. The key terms of employment with our named executive officers are described below. Please see “Outstanding Equity Awards as of February 1, 2026” above for a presentation of equity awards held by our named executive officers.
CHARLES GIANCARLO
In August 2017, we entered into an offer letter agreement with Mr. Giancarlo, our Chairman and CEO. Mr. Giancarlo’s current annual base salary is $850,000, and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
If Mr. Giancarlo is terminated without cause (as defined in his offer letter) or Mr. Giancarlo resigns for good reason (as defined in his offer letter), Mr. Giancarlo will be eligible to receive (i) continuation of his base salary for a period of 12 months following his termination and (ii) reimbursement of COBRA payments for a period of 18 months following his termination (or if earlier upon him obtaining health care coverage from another source). If Mr. Giancarlo is terminated without cause or Mr. Giancarlo resigns for good reason during the period beginning three months prior to a change in control (as defined in his offer letter) and ending 12 months following the closing of such change in control, then, in lieu of the foregoing severance payments and benefits, he will be eligible to receive (i) an amount of cash severance equal to 12 months of his base salary plus his then target annual bonus amount, paid in a single lump sum on the 60th day following his termination, (ii) reimbursement of COBRA payments for a period of 18 months following his termination (or if earlier upon him obtaining health care coverage from another source) and (ii) the accelerated vesting of all of his unvested equity awards in full. Mr. Giancarlo must sign a release of claims agreement in favor of the company as a precondition of receiving these severance payments and benefits.
TAREK ROBBIATI
Mr. Robbiati’s current base salary is $650,000, and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.

2026 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
JOHN COLGROVE
Mr. Colgrove’s current annual base salary is $650,000, and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
AJAY SINGH
Mr. Singh’s current base salary is $600,000, and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
PATRICK FINN
Mr. Finn’s current base salary is $650,000, and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
KEVAN KRYSLER
As described above, we entered into a Separation and Release Agreement with Mr. Krysler, followed by an Advisor Agreement effective on July 1, 2025, under which he transitioned from serving as our Chief Financial Officer to an advisor to Everpure.
CHANGE IN CONTROL AND SEVERANCE BENEFIT PLAN
We have adopted a Change in Control and Severance Benefit Plan (Severance Plan). Employees with the title of vice president or above, including each of our named executive officers, are eligible participants under the Severance Plan. Under the Severance Plan, any named executive officer who suffers an involuntary termination of employment within the period starting three months prior to a change in control of the company and ending on the 12-month anniversary of the change in control, will receive (i) a lump sum cash payment equal to (a) 12 months of the then-current base salary for all named executive officers, other than our CEO, or (b) 18 months of the then-current base salary for our CEO, (ii) a lump sum cash payment equal to 12 months of the participant’s then-current annual target bonus, (iii) up to (a) 12 months of company-paid health insurance coverage for all named executive officers, other than our CEO, or (b) 18 months of company-paid health insurance coverage for our CEO, and (iv) accelerated vesting of 100% of the shares subject to each time-based vesting equity award held by such participant. The acceleration of outstanding performance-based awards will be based on the number of shares subject to the award as if the applicable performance criteria had been attained at 100% of target and the acceleration of performance-based awards granted after the effective date to be governed by the applicable award agreement. The potential acceleration of outstanding 5-Year PSU awards will be calculated as described below in the section titled "Potential Acceleration of 5-Year PSU awards." Under the terms of his Advisor Agreement, Mr. Krysler would receive acceleration of the shares under his outstanding equity awards that would have otherwise vested through June 30, 2026.
Under the Severance Plan, upon a named executive officer's termination without cause or a resignation for good reason, such officer will receive (i) a lump sum cash payment equal to (a) 6 months of the then-current base salary for all named executive officers, other than our CEO, or (b) 12 months of the then-current base salary for our CEO and (ii) up to (a) 6 months of company-paid health insurance coverage for all named executive officers, other than our CEO, or (b) 18 months of company-paid health insurance coverage for our CEO.
All payments and benefits made under the Severance Plan are subject to a “best after tax” provision in case they would trigger excise tax penalties and loss of deductibility under Sections 280G and 4999 of the Code. The tables below do not apply potential reductions due to the “best after tax” provision, if any. If an employee is an eligible participant and otherwise eligible to receive severance payments and benefits under the Severance Plan that are of the same category and would otherwise duplicate the payments and benefits available under the terms of any other agreement the participant has with us, the participant will receive severance payments and benefits under such other agreement in lieu of any Severance Plan benefits to the extent such benefits are duplicative, and severance payments and benefits will be provided under the Severance Plan only to the extent, if any, that Severance Plan benefits are not duplicative benefits.

56

EXECUTIVE COMPENSATION
ACCELERATION UPON DEATH
In the event of the death of an employee while in a service relationship with us, all equity awards held by the employee would vest in full. Pursuant to such award terms, each of Messrs. Giancarlo, Robbiati, Colgrove, Singh, and Finn would receive full acceleration of any time-based equity awards in the event of their death as of February 1, 2026, for an aggregate value of $37,856,324, $20,761,932, $18,105,434, $12,695,014, and $6,459,988 respectively, based on the closing market price of our common stock on January 30, 2026 (the last trading day of our fiscal year), which was $69.54 per share, and assuming full vesting of the performance-based awards based on the number of shares subject to the award as if the applicable performance criteria had been attained at 100% of target. In addition, the 5-Year PSU awards would vest as described below in the section titled "Potential Acceleration of 5-Year PSU awards."
POTENTIAL ACCELERATION OF 5-YEAR PSU AWARDS
In the event of a change of control closing at any time prior to March 20, 2028, the number of shares earned under the 2024 5-Year PSU Awards will be equal to 100%, if Everpure's market capitalization meets or exceeds $21 billion, in connection with a change of control, or to 33% or 66% if Everpure's market capitalization has previously met or exceeded $21 billion as of the end of fiscal 2026 or 2027, respectively. The earned shares will vest in full on the earlier of: (i) March 20, 2028, and (ii) 12 months following the closing of a change of control, subject to the executive's continuous service through such date. In the event of a change of control closing at any time prior to March 20, 2030, the number of shares earned under the 2026
5-Year PSU Awards will be equal to 100%, if Everpure's market capitalization meets or exceeds $40 billion, in connection with a change of control, or to 33% or 66% if Everpure's market capitalization has previously met or exceeded $40 billion as of the end of fiscal 2028 or 2029, respectively. The earned shares will vest in full on the earlier of: (i) March 20, 2030, and (ii) 12 months following the closing of a change of control, subject to the executive's continuous service through such date.
In the event of the death or disability of an executive officer at any time prior to March 20, 2028, the number of shares earned under the 2024 5-Year PSU awards will be equal to 100%, if Everpure's market capitalization meets or exceeds the $21 billion as of a measurement date immediately prior to the executive officer's death or the determination of a disability, or to 33% or 66% if Everpure's market capitalization has previously met or exceeded $21 billion as of the end of fiscal 2026 or 2027, respectively, in each case, prorated by the number of whole months from March 20, 2023 through the date of the executive's death or the determination of disability, divided by 60 months. In the event of the death or disability of an executive officer at any time prior to March 20, 2030, the number of shares earned under the 2026 5-Year PSU awards will be equal to 100%, if Everpure's market capitalization meets or exceeds the $40 billion as of a measurement date immediately prior to the executive officer's death or the determination of a disability, or to 33% or 66% if Everpure's market capitalization has previously met or exceeded $40 billion as of the end of fiscal 2028 or 2029, respectively, in each case, prorated by the number of whole months from March 20, 2025 through the date of the executive's death or the determination of disability, divided by 60 months.
POTENTIAL PAYMENTS UPON TERMINATION OR RESIGNATION
The following table provides an estimate of the value of the payments and benefits due to each of our named executive officers assuming a termination of employment without cause or if he had terminated his employment for good reason, effective as of February 1, 2026, other than in connection with a change of control of the company, under the Severance Plan. The actual amounts to be paid can only be determined at the time of any such event.

Name(1)	Cash Payment ($)(2)	Benefit Continuation ($)	Total ($)
Charles Giancarlo	850,000	63,863	913,863
Tarek Robbiati	325,000	16,868	341,868
John Colgrove	275,000	18,151	293,151
Ajay Singh	275,000	16,868	291,868
Patrick Finn	325,000	14,152	339,152
(1)Mr. Krysler is not included in this table because his employment with Everpure terminated in June 2025.

2026 PROXY STATEMENT	57

EXECUTIVE COMPENSATION
(2)Reflects a cash payment (i) to Mr. Giancarlo equal to 12 months of his then-current base salary and 18 months of company-paid health insurance coverage, and (ii) to each of the other executive officers equal to six months of their then-current base salary and six months of company-paid health insurance coverage.
POTENTIAL PAYMENTS UPON TERMINATION OR RESIGNATION IN CONNECTION WITH A CHANGE OF CONTROL
The following table provides an estimate of the value of the payments and benefits due to each of our named executive officers assuming a termination of employment by the company without cause or termination of employment by the executive for good reason, effective as of February 1, 2026, in connection with a change of control of the company, under the Severance Plan. The actual amounts to be paid can only be determined at the time of any such event.

Name(1)	Cash Payment ($)(2)	Benefit Continuation ($)(2)	Value of Accelerated Equity Awards ($)(2)(3)	Total ($)
Charles Giancarlo	2,125,000	63,863	46,027,900	48,216,763
Tarek Robbiati	1,300,000	33,735	20,761,932	22,095,667
John Colgrove	1,100,000	36,303	20,965,476	22,101,778
Ajay Singh	1,100,000	33,735	15,555,055	16,688,790
Patrick Finn	1,300,000	28,304	6,459,988	7,788,292
(1)Mr. Krysler is not included in this table because his employment with Everpure terminated in June 2025.
(2)Reflects (i) with respect to Mr. Giancarlo, a cash payment equal to 18 months of his base salary, 12 months of his annual target bonus and 18 months of company-paid health insurance coverage, as well as vesting of all shares subject to all outstanding equity awards (including performance-based equity awards granted during fiscal 2026 as if earned at 100% and the portion of 2024 5-Year PSU Awards banked following certification that the market capitalization performance metric was achieved at the end of fiscal 2026) held by Mr. Giancarlo, and (ii) with respect to each of the other executive officers, a cash payment equal to 12 months of the executive's base salary, 12 months of the executive officer's annual target bonus and 12 months of company-paid health insurance coverage, as well as vesting of all shares subject to all outstanding equity awards (including performance-based equity awards granted during fiscal 2026 as if earned at 100% and the portion of 2024 5-Year PSU Awards banked following certification that the market capitalization performance metric was achieved at the end of fiscal 2026) held by the executive.
(3)Based on the closing market price of our common stock as of January 30, 2026 (the last trading day of our fiscal year), which was $69.54.
PAY RATIO INFORMATION
We are required to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee, referred to as “pay ratio” disclosure.
In identifying the median employee for fiscal 2026, we identified our total employee population as of December 31, 2025, other than our CEO. We compared the total of each employee’s aggregate salary, hourly pay, bonus and other cash compensation (such as on-call or overtime pay) actually paid, and the value of stock awards vested, during calendar 2025, as reflected in our payroll records. We did not annualize the compensation of employees who were employed for less than the entire fiscal year or make cost of living adjustments. Using this approach, we identified an employee whose compensation was anomalous, as that individual was newly hired in 2025. As a result, we substituted an employee near the median whose compensation was viewed as more representative of our median employee. We then calculated the annual total compensation for this employee using the same methodology used to calculate annual total compensation for our CEO as set forth in the “Summary Compensation Table.”
For fiscal 2026, the median of the annual total compensation of all employees of Everpure (other than our CEO), based on the selected median employee, was $204,326, and based on the annual total compensation for our CEO of $18,434,966, our ratio of CEO pay to the median employee pay was 90 to 1. The amounts included in the above pay ratio calculation reflect the grant date fair value of equity awards granted during fiscal 2026.
The pay ratio above represents Everpure’s reasonable estimate calculated in a manner consistent with the SEC rules, which allow for significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted the pay ratio rules, the ratio was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand our compensation practices and pay-ratio disclosures.

58

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
We are providing the following information about the relationship between executive compensation actually paid (CAP), as defined under Item 402(v) of Regulation S-K, and certain financial performance measures of Everpure. For further information concerning Everpure’s variable pay-for-performance philosophy and how Everpure aligns executive compensation with Everpure’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

			Average Summary Compensation Table Total for Non-PEO NEOs (d)($)(3)	Average Compensation Actually Paid to Non-PEO NEOs (e)($)(2)	Value of Initial Fixed $100 Investment Based on:
Fiscal Year (a)	Summary Compensation Table for PEO (b)($)(1)	Compensation Actually Paid to PEO (c)($)(2)			Total Shareholder Return (f)($)	Peer Group Total Shareholder Return (g)($)(4)	Net Income (Loss) (in thousands) (h)($)	Revenue (in thousands) (i)($)
2026	18,434,966	39,963,871	14,543,176	19,453,204	304	191	188,181	3,662,843
2025	14,054,606	45,732,638	5,491,828	14,660,598	293	158	106,739	3,168,164
2024	36,650,048	40,458,685	13,349,070	15,151,161	183	133	61,311	2,830,621
2023	11,284,123	15,303,936	4,407,257	6,151,443	129	106	73,071	2,753,434
2022	9,794,382	14,575,257	3,961,982	8,732,531	114	112	(143,259)	2,180,848
(1)Total Compensation as set forth in the Summary Compensation Table in this proxy statement. Mr. Giancarlo served as our Principal Executive Officer (PEO) in each of fiscal 2026, 2025, 2024, 2023 and 2022. Compensation in fiscal 2024 includes the incremental fair value of the PSU award earned by our PEO due to the modification of such award.
(2)The Compensation Actually Paid is determined in accordance with Item 402(v) of Regulation S-K. The fair value of stock options was determined using a Black-Scholes model, the fair value of PSUs reflects the probable outcome of the performance vesting conditions as of each measurement date, the fair value of RSUs was based on the stock price on the vesting date, and the fair value of the 5-Year PSU Awards was determined using a Monte Carlo simulation model. For each covered year, the values included in column (c) for the CAP to our PEO and in column (e) for the average CAP to our non-PEO named executive officers reflect the adjustments set forth below. Compensation in fiscal 2024 includes the incremental fair value of the PSU award earned by our NEOs due to the modification of such award. Everpure does not maintain a pension plan and does not pay dividends on its common stock so no adjustments for these factors were necessary.

PEO	2026($)	2025($)	2024($)	2023($)	2022($)
Summary Compensation Table (SCT) Total for PEO (column b)	18,434,966	14,054,606	36,650,048	11,284,123	9,794,382
- Amounts reported in the SCT for equity awards (stock awards or options granted in the Covered Year)	16,011,708	12,143,667	35,023,555	9,469,212	7,735,478
+ Year-end fair value of unvested equity awards granted in the Covered Year	37,584,075	16,644,140	35,540,126	9,089,350	10,600,618
+ Fair value as of the vesting date for equity awards granted in the Covered Year that vested during the Covered Year	—	—	—	—	—
+/- Change in fair value as of the end of the Covered Year (compared to the end of the prior fiscal year) for equity awards granted in prior fiscal years which are outstanding and unvested as of the end of the Covered Year	6,352,630	25,197,687	2,963,661	2,086,128	1,973,507
+/- Change in fair value as of the vesting dates (compared to the end of the prior fiscal year) for equity awards granted in prior years that vested in the Covered Year	(1,902,157)	5,404,235	328,405	2,313,548	(57,773)
- Fair value at the end of the prior fiscal year for equity awards granted in prior years that were forfeited during the Covered Year.	4,493,935	3,424,363	—	—	—
CAP TO PEO (column c)	39,963,871	45,732,638	40,458,685	15,303,936	14,575,257

2026 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

AVERAGE FOR NON-PEO NEOS	2026($)	2025($)	2024($)	2023($)	2022($)
Summary Compensation Table (SCT) Total for PEO (column b)	14,543,176	5,491,828	13,349,070	4,407,257	3,961,982
- Amounts reported in the SCT for equity awards (stock awards or options granted in the Covered Year)	13,260,303	4,320,343	12,258,207	3,195,871	2,642,954
+ Year-end fair value of unvested equity awards granted in the Covered Year	18,031,938	5,801,468	12,439,033	3,067,667	6,095,363
+ Fair value as of the vesting date for equity awards granted in the Covered Year that vested during the Covered Year	111,632	106,853	—	—	—
+/- Change in fair value as of the end of the Covered Year (compared to the end of the prior fiscal year) for equity awards granted in prior fiscal years which are outstanding and unvested as of the end of the Covered Year	1,339,176	6,589,588	1,324,680	960,605	1,177,864
+/- Change in fair value as of the vesting dates (compared to the end of the prior fiscal year) for equity awards granted in prior years that vested in the Covered Year	(448,215)	2,189,752	296,584	911,786	140,277
- Fair value at the end of the prior fiscal year for equity awards granted in prior years that were forfeited during the Covered Year.	864,200	1,198,548	—	—	—
AVERAGE CAP TO NON-PEO NEOs (column e)	19,453,204	14,660,598	15,151,161	6,151,443	8,732,531
(3)Average of the Total Compensation as set forth in the Summary Compensation Table in the proxy statement for the applicable year for the named executive officers, other than our PEO, which are comprised of the following individuals: for 2026, Messrs. Robbiati, Colgrove, Singh, Finn and Krysler; for 2023, 2024 and 2025, Messrs. Krysler, Colgrove, Singh and FitzSimons; and for 2022, Messrs. Krysler, Colgrove and Singh. Compensation in fiscal 2024 includes the incremental fair value of the PSU awards earned by our NEOs due to the modification of such awards.
(4)Based on the NYSE Arca Tech 100 Index.
Compensation Actually Paid
vs. Company TSR & Peer Group TSR

PEO CAP	Avg Non-PEO CAP	Everpure TSR	Peer Group TSR

Compensation Actually Paid
vs. Revenue

PEO CAP	Avg Non-PEO CAP	Revenue

60

EXECUTIVE COMPENSATION
Compensation Actually Paid
vs. Net Income

PEO CAP	Avg Non-PEO CAP	Net Income
We have identified the performance measures below as the most important in setting compensation for our named executive officers for fiscal 2026, each of which is described in more detail in the section above titled “Executive Compensation – Compensation Discussion and Analysis.”

Revenue Non-GAAP Operating Profit TCV Subscription Sales NPS

2026 PROXY STATEMENT	61

STOCK OWNERSHIP INFORMATION
SECURITY OWNERSHIP
The following table sets forth, as of April 1, 2026, certain information with respect to the beneficial ownership of our common stock: (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) by each of our directors, (c) by each of our named executive officers, and (d) by all of our current executive officers and directors as a group.
The percentage of shares beneficially owned shown in the table is based on 332,399,420 shares of common stock outstanding as of April 1, 2026. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 1, 2026 and shares of our common stock subject to RSUs which vest within 60 days of April 1, 2026. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise noted below, the address for persons listed in the table is c/o Everpure, Inc., 2555 Augustine Dr., Santa Clara, California 95054.

Name of Beneficial Owner	Common Stock	Shares Subject to Options Exercisable as of April 1, 2026 or Which Become Exercisable Within 60 Days of This Date	Shares Subject to RSUs Which Vest Within 60 Days of April 1, 2026	Total Shares	%
Executive Officers:
Charles Giancarlo(1)	2,240,989	500,000	—	2,740,989	*
John Colgrove(2)	12,722,979	—	—	12,722,979	3.8
Patrick Finn	1,055	—	—	1,055	*
Kevan Krysler	68,845	—	—	68,845	*
Tarek Robbiati	23,186	—	—	23,186	*
Ajay Singh	215,164	—	—	215,164	*
Directors:
Andrew Brown(3)	25,668	—	—	25,668	*
Scott Dietzen(4)	858,782	—	—	858,782	*
John Murphy	10,933	—	—	10,933	*
Jeff Rothschild	102,738	—	—	102,738	*
Roxanne Taylor	11,608	—	—	11,608	*
Susan Taylor	94,901	—	—	94,901	*
Greg Tomb	26,405	—	—	26,405	*
Mallun Yen	39,766	—	—	39,766	*
All directors and executive officers as a group (14 persons)	16,443,019	500,000	—	16,943,019	5.1
5% Stockholders:
FMR and affiliated entities(5)	46,783,529	—	—	46,783,529	14.1
BlackRock, Inc.(6)	33,158,593	—	—	33,158,593	10.0

62

STOCK OWNERSHIP INFORMATION
*    Denotes less than 1%
(1)Includes 731,414 shares held by Giancarlo Family Trust UAD 11/02/98.
(2)Includes (i) 2,765,000 shares held by The EEC Irrevocable Trust, (ii) 2,765,000 shares held by The RWC Irrevocable Trust, (iii) 601,959 shares held by the Colgrove Family Living Trust, over which Mr. Colgrove shares voting and dispositive power, and (iv) 100,000 shares held by VCF Trust.
(3)Includes 1,500 shares held by Nicholas Brown 2021 Gift Trust.
(4)Includes (i) 645,971 shares held by Scott Dietzen 2022 Revocable Trust U/A DTD 04/19/2022, (ii) 100,000 shares held by Cather GST Exempt Trust, and (iii) 100,000 shares held by Miles GST Exempt Trust.
(5)Based on information contained in a schedule 13G/A filed on February 9, 2024. The Schedule 13G/A reports that FMR LLC has sole dispositive power with respect to 46,783,529 shares. FMR LLC is located at 245 Summer St, Boston, MA 02210.
(6)Based on information contained in a schedule 13G/A filed on December 3, 2025. The Schedule 13G/A reports that BlackRock, Inc. has sole voting power with respect to 31,172,808 shares and sole dispositive power with respect to 33,158,593 shares. BlackRock, Inc. is located at 50 Hudson Yards, New York, NY 10001.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the rules of the SEC require our directors and executive officers to file reports of their ownership and changes in ownership of common stock with the SEC. Our personnel generally prepare and file these reports for our directors and officers on the basis of information obtained from each director and officer and pursuant to a power of attorney. Based upon a review of filings with the SEC and/or written representations, we believe that all of our directors and executive officers and, to our knowledge, beneficial owners of more than 10% of our common stock complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal 2026.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of February 1, 2026.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity plans approved by stockholders	25,167,917	$14.90	46,887,670
Equity plans not approved by stockholders(4)	—	$—	—
TOTAL	25,167,917		46,887,670
(1)Includes our 2009 Equity Incentive Plan and the 2015 Plan, but does not include future rights to purchase shares under our ESPP, which depend on a number of factors described in our ESPP.
(2)The weighted average exercise price is calculated based solely on outstanding stock options and excludes the shares of common stock included in column (a) that are issuable upon the vesting of 24,158,077 shares under stock awards then outstanding under our 2015 Plan, none of which have an exercise price.
(3)Includes our 2015 Plan and ESPP.
(4)Excludes stock options and RSUs assumed by Everpure in connection with the acquisition of Portworx Inc. As of February 1, 2026, a total of 132,554 shares of common stock were issuable upon the exercise of outstanding stock options. The weighted average exercise price of those outstanding stock options is $1.89 per share. No additional awards may be granted under those assumed arrangements.

2026 PROXY STATEMENT	63

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 10, 2026
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the Notice) because our board of directors is soliciting your proxy to vote at the 2026 annual meeting of stockholders, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. The proxy statement and annual report are available at www.proxyvote.com.
We intend to mail the Notice on or about May 1, 2026 to all stockholders of record.
How do I attend and participate in the annual meeting online?
We will be hosting the meeting via live webcast only. Any stockholder of record can attend the meeting live online at www.virtualshareholdermeeting.com/PSTG2026. The webcast will start at 7:30 am PT on June 10, 2026. Stockholders may vote and submit questions while attending the meeting online. The webcast will open at 7:15 am PT on June 10, 2026.
In order to enter the meeting, you will need the 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/PSTG2026. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/PSTG2026.
Who can vote at the meeting?
Only stockholders of record at the close of business on April 16, 2026 will be entitled to vote at the meeting. On the record date, there were 332,152,604 shares of common stock outstanding and entitled to vote.
A list of stockholders entitled to vote will be available for 10 days prior to the annual meeting at our headquarters, 2555 Augustine Dr., Santa Clara, California 95054. If you would like to view the stockholder list, please contact our Investor Relations Department at ir@purestorage.com to schedule an appointment.
Stockholder of Record: Shares Registered in Your Name
If, on April 16, 2026, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 16, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual annual meeting. Because you are not the stockholder of record, you may vote your shares online during the meeting only by following the instructions from your broker, bank or other agent.

64

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What am I voting on?
There are three matters scheduled for a vote:
•Election of three Class II directors to hold office until our 2029 annual meeting of stockholders;
•Ratification of the selection of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending January 31, 2027; and
•Approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement.
What if another matter is properly brought before the meeting?
Our board of directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Will I be able to ask questions at the annual meeting?
You will be able to submit written questions during the annual meeting by following the instructions that will be available on the annual meeting website during the annual meeting. Only questions pertinent to meeting matters or the Company and submitted in accordance with the meeting’s Rules of Conduct will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. The meeting’s Rules of Conduct will be available on the annual meeting website.
If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of such questions at investor.purestorage.com. The questions and answers will remain available until Everpure’s next proxy statement is filed. We also encourage you to read our Form 10-K for fiscal 2026, which is available at www.proxyvote.com.
How do I vote?
The procedures for voting are fairly simple as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the meeting, vote by proxy through the internet, vote by proxy over the telephone, or vote by proxy using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded.
•To vote online during the meeting, follow the provided instructions to join the meeting at www.virtualshareholdermeeting.com/PSTG2026, starting at 7:15 am PT on June 10, 2026.
•To vote online before the meeting, go to www.proxyvote.com.
•To vote by telephone, call 1-800-690-6903.
•To vote by mail, simply complete, sign and date the proxy card or voting instruction card, and return it promptly in the envelope provided.
If we receive your vote by internet or phone or your signed proxy card up until 11:59 p.m. Eastern Time the day before the 2026 annual meeting of stockholders, we will vote your shares as you direct. To vote, you will need the 16-digit control number in the Notice, on your proxy card or in the instructions that accompanied the proxy materials.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the meeting, you must follow the instructions from your broker, bank or other agent.
Can I change my vote after submitting my proxy?
Yes. If you are a record holder of shares, you may revoke, subject to the voting deadlines above, your proxy by:
•Submitting another properly completed proxy card with a later date;

2026 PROXY STATEMENT	65

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
•Granting a subsequent proxy by telephone or through the internet;
•Sending a timely written notice that you are revoking your proxy to our Secretary at 2555 Augustine Dr., Santa Clara, California 95054; or
•Attending and voting online during the meeting. Simply attending the meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by such party.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote online during the meeting, through the internet, by telephone or by completing your proxy card, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 3 without your instructions but may vote your shares on Proposal 2 even in the absence of your instruction.
Please instruct your bank, broker or other agent to ensure that your vote will be counted.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote but do not make specific choices, your shares will be voted FOR the election each of the nominees for Class II director, FOR the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm, and FOR the advisory approval of named executive officer compensation. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
How many votes do I have?
Each holder of common stock will have the right to one vote per share.
How many votes are needed to approve each proposal?
•Proposal 1: The three nominees for Class II directors that receive the highest number of FOR votes will be elected. Only votes “For” will affect the outcome.
•Proposal 2: The ratification of the selection of our independent registered public accounting firm must receive FOR votes from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal.
•Proposal 3: The advisory approval of the compensation of our named executive officers must receive FOR votes from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How are broker non-votes and abstentions treated?
If your shares of common stock are held by a broker on your behalf, and you do not instruct the broker as to how to vote these shares on Proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. With respect to Proposals 1 and 3, the broker may not exercise discretion to vote on those proposals. Such event would constitute a “broker non-vote,” and these shares will not be counted as having been voted on the applicable proposal.

66

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
However, broker non-votes will be considered present and entitled to vote at the meeting and will be counted in determining whether or not a quorum is present. Please instruct your broker so your vote can be counted.
If stockholders abstain from voting, the applicable shares of common stock will be considered present and entitled to vote at the meeting and will be counted in determining whether or not a quorum is present. With respect to Proposal 1, abstentions are not considered WITHHOLD votes or votes cast FOR a nominee’s election and will have no effect in determining whether a nominee for director has received sufficient votes. With respect to Proposal 2 and 3, abstentions are considered in determining the number of votes required to obtain the necessary majority vote for the proposal and will have the same effect as voting against the proposal.
Who counts the votes?
We have engaged Broadridge Financial Solutions as our independent agent to tabulate stockholder votes. If you are a stockholder of record and you choose to vote over the internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.
Who is paying for this proxy solicitation?
We will pay for the cost of soliciting proxies. Please be aware that you must bear any costs associated with your internet access. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on the Notices to ensure that all your shares are voted.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 1, 2027, to our Secretary at 2555 Augustine Dr., Santa Clara, California 95054; provided that if the date of next year’s meeting is earlier than May 11, 2027 or later than July 10, 2027, the deadline will be a reasonable time before we begin to print and send our proxy materials for next year’s meeting. If you wish to nominate a director or submit a proposal that you do not desire to be included in next year’s proxy materials, you must do so between February 10, 2027 and March 12, 2027; provided that if the date of that annual meeting of stockholders is earlier than May 11, 2027 or later than July 10, 2027, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the aggregate voting power of the shares of common stock entitled to vote at the meeting are present at the meeting or represented by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the aggregate voting power of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
We expect that preliminary voting results will be announced during the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting.
What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?

2026 PROXY STATEMENT	67

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address.
This practice, known as “householding,” allows us to satisfy the requirements for delivering Notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent by notifying your broker.
To make a change regarding the format of your proxy materials (electronically or in print), or to request receipt of a separate set of documents to a household, contact us through our website at investor.purestorage.com, or by mail at 2555 Augustine Dr., Santa Clara, California 95054.

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the associated proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
NICOLE ARMSTRONG
Chief Administrative and Legal Officer and Corporate Secretary
Santa Clara, California
May 1, 2026
We have filed our Annual Report on Form 10-K for the fiscal year ended February 1, 2026 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at investor.purestorage.com, or a copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2026 is available without charge upon written request to ir@purestorage.com or to our Secretary at 2555 Augustine Dr., Santa Clara, California 95054.

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SCAN TO
VIEW MATERIALS & VOTE

EVERPURE, INC.
2555 AUGUSTINE DRIVE
SANTA CLARA, CA 95054

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **http://www.virtualshareholdermeeting.com/PSTG2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
1. Election of three Class II directors to serve until our Annual Meeting of Stockholders in 2029.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Andrew Brown 02) John Colgrove 03) Roxanne Taylor

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The proxyholders may vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000706392_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

EVERPURE, INC.
Annual Meeting of Stockholders
June 10, 2026 7:30 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Charles Giancarlo, Nicole Armstrong and Tarek Robbiati, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EVERPURE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM PDT on June 10, 2026, at www.virtualshareholdermeeting.com/PSTG2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000706392_2 R2.09.05.010

Continued and to be signed on reverse side